Wellesley Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room.

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (11.0%)
U.S. Government Securities (9.7%)
	United States Treasury Note/Bond	0.625%	12/31/16	140,120	140,207
	United States Treasury Note/Bond	0.875%	1/31/17	44,979	45,050
	United States Treasury Note/Bond	0.500%	2/28/17	11,000	11,003
	United States Treasury Note/Bond	0.500%	3/31/17	113,300	113,300
	United States Treasury Note/Bond	0.625%	7/31/17	298,000	298,000
	United States Treasury Note/Bond	1.000%	9/15/17	629,315	631,278
	United States Treasury Note/Bond	0.750%	10/31/17	74,500	74,546
	United States Treasury Note/Bond	0.875%	3/31/18	217,000	217,441
	United States Treasury Note/Bond	0.750%	4/30/18	45,000	45,007
	United States Treasury Note/Bond	1.375%	9/30/18	662,270	669,721
1	United States Treasury Note/Bond	1.750%	9/30/19	665,000	681,519
	United States Treasury Note/Bond	1.625%	6/30/20	258,195	263,844
	United States Treasury Note/Bond	1.250%	3/31/21	162,000	162,860
	United States Treasury Note/Bond	2.000%	2/15/25	350,870	363,533
	United States Treasury Note/Bond	2.000%	8/15/25	109,605	113,493
	United States Treasury Note/Bond	2.250%	11/15/25	5,685	6,005
	United States Treasury Note/Bond	1.625%	2/15/26	105,000	105,263
	United States Treasury Note/Bond	2.875%	5/15/43	203,565	227,325
	United States Treasury Note/Bond	3.625%	2/15/44	99,150	126,633
	United States Treasury Note/Bond	3.375%	5/15/44	322,125	394,200
	United States Treasury Note/Bond	2.500%	2/15/46	163,150	169,242
					4,859,470
Agency Bonds and Notes (0.2%)
	Private Export Funding Corp.	2.250%	12/15/17	51,055	51,870
2	Tennessee Valley Authority	4.625%	9/15/60	19,800	25,321
					77,191
Conventional Mortgage-Backed Securities (0.9%)
3,4	Fannie Mae Pool	2.500%	8/1/27–10/1/28	8,039	8,350
3,4	Fannie Mae Pool	3.000%	10/1/46	100,000	104,007
3,4	Fannie Mae Pool	4.500%	10/1/29–10/1/46	242,265	267,049
3,4	Freddie Mac Gold Pool	4.000%	7/1/33	5	6
3,4	Freddie Mac Gold Pool	4.500%	4/1/33–10/1/46	36,604	40,909
3	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	55	63
3	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	4,452	5,067
					425,451
Nonconventional Mortgage-Backed Securities (0.2%)
3,4	Fannie Mae REMICS	3.500%	4/25/31	6,910	7,381
3,4	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	13,201	14,287
3,4	Freddie Mac REMICS	3.500%	3/15/31	4,095	4,382
3,4	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	77,206	84,655
					110,705

Total U.S. Government and Agency Obligations (Cost $5,253,268)					5,472,817

Asset-Backed/Commercial Mortgage-Backed Securities (2.4%)
3	Ally Master Owner Trust Series 2012-4	1.720%	7/15/19	25,000	25,120
3	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	95,780	96,132
3	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	117,745	118,267
5	American Tower Trust I	1.551%	3/15/18	13,530	13,497
5	American Tower Trust I	3.070%	3/15/23	32,900	34,277
3,5,6	Apidos CDO	2.179%	4/17/26	39,850	39,942

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,5,6	ARES CLO Ltd.	2.199%	4/17/26	39,670	39,764
3,5,6	Atlas Senior Loan Fund Ltd.	2.220%	10/15/26	12,360	12,420
3,5,6	Atlas Senior Loan Fund V Ltd.	2.229%	7/16/26	9,890	9,926
3,5,6	Babson CLO Ltd.	2.186%	7/20/25	4,555	4,565
3,5,6	Cent CLO	2.224%	7/27/26	13,260	13,238
3,5,6	Cent CLO 20 Ltd.	2.194%	1/25/26	40,000	39,993
3,5,6	Cent CLO 22 Ltd.	2.268%	11/7/26	30,200	30,183
3,5,6	CIFC Funding Ltd.	2.179%	4/18/25	38,255	38,349
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	16,040	17,091
3,5,6	Dryden Senior Loan Fund	2.029%	4/18/26	37,710	37,688
3,5	First Investors Auto Owner Trust 2013-2	1.230%	3/15/19	240	240
3,5	Ford Credit Floorplan Master Owner Trust A	2.090%	3/15/22	10,250	10,432
3	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	27,005	27,078
3,5	Hilton USA Trust 2013-HLT	2.662%	11/5/30	37,815	37,832
3,5,6	ING Investment Management Co.	2.179%	4/18/26	37,635	37,716
3,6	LB-UBS Commercial Mortgage Trust 2008-C1	6.287%	4/15/41	19,015	19,864
3,5,6	Limerock CLO	2.179%	4/18/26	43,000	42,968
3,5,6	Madison Park Funding XII Ltd.	2.138%	1/19/25	24,975	25,117
3,5,6	Madison Park Funding XIII Ltd.	2.196%	7/20/26	29,375	29,453
3,5	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	23,260	25,304
3,5	OneMain Financial Issuance Trust 2016-1A	3.660%	2/20/29	12,215	12,524
3,5	OneMain Financial Issuance Trust 2016-2	4.100%	3/20/28	23,305	23,987
3,5,6	OZLM VI Ltd.	2.229%	4/17/26	30,910	31,033
3	Santander Drive Auto Receivables Trust 2013-2	2.570%	3/15/19	15,610	15,780
3	Santander Drive Auto Receivables Trust 2014-2	2.330%	11/15/19	9,665	9,740
5	SBA Tower Trust	2.898%	10/15/19	37,250	37,706
3,5,6	Seneca Park CLO Ltd.	2.159%	7/17/26	21,705	21,748
3,5,6	SFAVE Commercial Mortgage Securities Trust 2015-
	5AVE	4.144%	1/5/43	22,000	23,171
3,5,6	Shackleton CLO Ltd.	2.159%	7/17/26	20,985	20,923
3,5	Springleaf Funding Trust	2.410%	12/15/22	18,959	18,972
3,5	Springleaf Funding Trust	3.160%	11/15/24	43,060	43,562
3,5	Springleaf Funding Trust 2015-B	3.480%	5/15/28	19,420	19,287
3,5	Springleaf Mortgage Loan Trust 2013-1A	2.310%	6/25/58	7,480	7,477
3,5,6	Symphony CLO XIV Ltd.	2.153%	7/14/26	36,945	37,049
3,5,6	Thacher Park CLO Ltd.	2.166%	10/20/26	16,115	16,131
3	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	6,775	7,296
3	Volkswagen Auto Loan Enhanced Trust 2014-1	1.450%	9/21/20	16,897	16,921
3	Volkswagen Auto Loan Enhanced Trust 2014-2	0.950%	4/22/19	11,955	11,931
3,5,6	Voya CLO 2014-2 Ltd.	2.129%	7/17/26	5,905	5,909

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,199,036)					1,207,603

Corporate Bonds (42.4%)
Finance (15.6%)
	Banking (12.1%)
	American Express Co.	6.150%	8/28/17	35,000	36,474
	American Express Credit Corp.	2.375%	3/24/17	35,650	35,866
	American Express Credit Corp.	2.250%	8/15/19	24,000	24,488
	Bank of America Corp.	5.625%	10/14/16	22,500	22,523
	Bank of America Corp.	6.875%	4/25/18	32,000	34,506
	Bank of America Corp.	5.650%	5/1/18	60,090	63,739
	Bank of America Corp.	5.625%	7/1/20	28,825	32,355
	Bank of America Corp.	5.875%	1/5/21	10,285	11,768
	Bank of America Corp.	5.000%	5/13/21	35,910	40,099
	Bank of America Corp.	3.300%	1/11/23	18,875	19,570
	Bank of America Corp.	4.100%	7/24/23	47,670	51,581
	Bank of America Corp.	4.125%	1/22/24	7,500	8,137
	Bank of America Corp.	4.000%	1/22/25	26,225	27,146
	Bank of America Corp.	6.110%	1/29/37	30,000	36,617
	Bank of America Corp.	5.875%	2/7/42	8,770	11,459
	Bank of America Corp.	5.000%	1/21/44	24,180	28,400
	Bank of America Corp.	4.875%	4/1/44	7,820	9,086

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of Montreal	2.500%	1/11/17	71,580	71,834
Bank of Montreal	2.375%	1/25/19	29,000	29,552
Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	54,529
Bank of New York Mellon Corp.	2.150%	2/24/20	49,755	50,596
Bank of New York Mellon Corp.	3.000%	2/24/25	22,710	23,743
Bank of Nova Scotia	2.550%	1/12/17	31,000	31,130
Bank of Nova Scotia	2.450%	3/22/21	39,905	40,925
Bank of Nova Scotia	2.800%	7/21/21	58,100	60,591
5 Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	44,350	44,402
Bank One Corp.	7.750%	7/15/25	25,000	32,099
5 Banque Federative du Credit Mutuel SA	2.750%	10/15/20	37,820	39,149
5 Barclays Bank plc	6.050%	12/4/17	27,600	28,805
Barclays Bank plc	5.140%	10/14/20	7,935	8,605
BB&T Corp.	1.600%	8/15/17	19,775	19,831
BB&T Corp.	5.250%	11/1/19	19,000	20,956
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	15,958
BNP Paribas SA	2.400%	12/12/18	11,000	11,177
BNP Paribas SA	3.250%	3/3/23	6,750	7,090
BPCE SA	2.500%	12/10/18	15,570	15,860
BPCE SA	2.500%	7/15/19	42,100	42,974
BPCE SA	4.000%	4/15/24	25,885	28,463
5 BPCE SA	5.150%	7/21/24	37,185	39,389
Capital One Financial Corp.	4.750%	7/15/21	36,165	40,039
Capital One Financial Corp.	3.750%	4/24/24	60,945	64,742
Capital One Financial Corp.	3.200%	2/5/25	12,500	12,722
Capital One Financial Corp.	4.200%	10/29/25	9,715	10,141
Citigroup Inc.	1.750%	5/1/18	13,000	13,014
Citigroup Inc.	2.500%	9/26/18	31,000	31,481
Citigroup Inc.	2.550%	4/8/19	30,000	30,601
Citigroup Inc.	2.500%	7/29/19	29,565	30,163
Citigroup Inc.	2.400%	2/18/20	87,550	88,586
Citigroup Inc.	4.500%	1/14/22	30,140	33,250
Citigroup Inc.	4.125%	7/25/28	45,085	46,044
Citigroup Inc.	6.625%	6/15/32	9,000	11,113
Citigroup Inc.	8.125%	7/15/39	1,883	2,971
Citigroup Inc.	5.875%	1/30/42	7,460	9,576
Citigroup Inc.	4.950%	11/7/43	7,000	7,981
Citigroup Inc.	5.300%	5/6/44	15,745	17,672
Compass Bank	2.750%	9/29/19	12,250	12,219
Cooperatieve Rabobank UA	2.250%	1/14/19	44,660	45,375
5 Credit Agricole SA	2.500%	4/15/19	45,420	46,258
Credit Suisse	5.300%	8/13/19	9,000	9,867
Credit Suisse AG	1.750%	1/29/18	25,940	25,930
Credit Suisse AG	2.300%	5/28/19	18,975	19,224
Credit Suisse AG	3.000%	10/29/21	53,710	55,123
Credit Suisse AG	3.625%	9/9/24	3,955	4,126
Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	25,000	25,317
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	45,685	46,693
Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	57,400	57,202
5 Danske Bank A/S	2.000%	9/8/21	41,970	41,870
Deutsche Bank AG	1.875%	2/13/18	8,730	8,576
Deutsche Bank AG	2.500%	2/13/19	12,005	11,661
5 DNB Bank ASA	2.375%	6/2/21	42,450	43,191
Fifth Third Bank	2.875%	10/1/21	8,780	9,184
Fifth Third Bank	3.850%	3/15/26	29,295	31,235
Goldman Sachs Group Inc.	5.950%	1/18/18	24,190	25,521
Goldman Sachs Group Inc.	2.900%	7/19/18	55,000	56,247
Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	23,496
Goldman Sachs Group Inc.	5.375%	3/15/20	24,305	26,898
Goldman Sachs Group Inc.	2.600%	4/23/20	11,900	12,096
Goldman Sachs Group Inc.	6.000%	6/15/20	23,755	27,008
Goldman Sachs Group Inc.	2.875%	2/25/21	25,990	26,660
Goldman Sachs Group Inc.	2.625%	4/25/21	9,270	9,426
Goldman Sachs Group Inc.	5.250%	7/27/21	70,165	79,318
Goldman Sachs Group Inc.	5.750%	1/24/22	67,095	77,770

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	3.625%	1/22/23	7,715	8,154
Goldman Sachs Group Inc.	3.500%	1/23/25	16,660	17,245
Goldman Sachs Group Inc.	4.250%	10/21/25	13,000	13,660
Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	25,235
Goldman Sachs Group Inc.	6.450%	5/1/36	25,000	30,965
Goldman Sachs Group Inc.	6.250%	2/1/41	35,790	46,906
Goldman Sachs Group Inc.	4.800%	7/8/44	19,895	22,443
Goldman Sachs Group Inc.	4.750%	10/21/45	15,895	17,883
5 HSBC Bank plc	4.750%	1/19/21	42,960	47,473
HSBC Bank USA NA	5.875%	11/1/34	21,000	25,426
HSBC Holdings plc	3.400%	3/8/21	50,000	51,744
HSBC Holdings plc	4.000%	3/30/22	10,870	11,603
HSBC Holdings plc	3.600%	5/25/23	56,130	58,047
HSBC Holdings plc	7.625%	5/17/32	15,800	21,536
HSBC Holdings plc	6.500%	5/2/36	22,000	27,891
HSBC Holdings plc	6.100%	1/14/42	43,680	58,111
HSBC Holdings plc	5.250%	3/14/44	5,795	6,557
HSBC USA Inc.	1.625%	1/16/18	35,910	35,917
HSBC USA Inc.	2.350%	3/5/20	58,195	58,701
HSBC USA Inc.	3.500%	6/23/24	26,200	27,375
Huntington Bancshares Inc.	3.150%	3/14/21	26,950	27,768
Huntington National Bank	1.700%	2/26/18	15,000	15,035
Huntington National Bank	2.200%	4/1/19	17,850	18,032
Huntington National Bank	2.400%	4/1/20	36,530	36,928
5 ING Bank NV	3.750%	3/7/17	35,000	35,357
5 ING Bank NV	1.800%	3/16/18	51,425	51,618
JPMorgan Chase & Co.	2.000%	8/15/17	10,025	10,081
JPMorgan Chase & Co.	6.300%	4/23/19	68,310	75,972
JPMorgan Chase & Co.	2.550%	3/1/21	26,000	26,452
JPMorgan Chase & Co.	4.625%	5/10/21	14,000	15,480
JPMorgan Chase & Co.	4.350%	8/15/21	33,285	36,559
JPMorgan Chase & Co.	4.500%	1/24/22	18,260	20,173
JPMorgan Chase & Co.	3.250%	9/23/22	22,380	23,476
JPMorgan Chase & Co.	3.375%	5/1/23	36,370	37,269
JPMorgan Chase & Co.	3.875%	2/1/24	11,200	12,047
JPMorgan Chase & Co.	3.900%	7/15/25	11,560	12,480
JPMorgan Chase & Co.	3.300%	4/1/26	26,730	27,616
JPMorgan Chase & Co.	2.950%	10/1/26	75,000	74,821
JPMorgan Chase & Co.	4.125%	12/15/26	24,400	26,047
JPMorgan Chase & Co.	4.250%	10/1/27	9,275	9,986
JPMorgan Chase & Co.	5.600%	7/15/41	70,000	89,853
JPMorgan Chase & Co.	5.400%	1/6/42	16,235	20,369
JPMorgan Chase & Co.	5.625%	8/16/43	13,500	16,335
JPMorgan Chase & Co.	4.950%	6/1/45	12,000	13,322
KeyBank NA	2.350%	3/8/19	30,000	30,561
5 Macquarie Bank Ltd.	2.400%	1/21/20	10,195	10,311
Manufacturers & Traders Trust Co.	2.100%	2/6/20	14,540	14,669
Manufacturers & Traders Trust Co.	2.900%	2/6/25	20,085	20,643
Morgan Stanley	5.450%	1/9/17	15,000	15,165
Morgan Stanley	1.875%	1/5/18	9,470	9,514
Morgan Stanley	6.625%	4/1/18	25,000	26,819
Morgan Stanley	2.125%	4/25/18	104,400	105,241
Morgan Stanley	2.500%	1/24/19	43,200	44,006
Morgan Stanley	7.300%	5/13/19	53,955	61,355
Morgan Stanley	2.375%	7/23/19	35,000	35,566
Morgan Stanley	5.500%	7/24/20	15,000	16,816
Morgan Stanley	5.750%	1/25/21	13,900	15,846
Morgan Stanley	2.500%	4/21/21	30,630	30,926
Morgan Stanley	3.750%	2/25/23	23,000	24,411
Morgan Stanley	3.875%	4/29/24	22,050	23,504
Morgan Stanley	4.000%	7/23/25	20,805	22,323
Morgan Stanley	3.125%	7/27/26	36,950	37,189
Morgan Stanley	4.350%	9/8/26	15,000	15,960
Morgan Stanley	7.250%	4/1/32	51,100	70,723
Morgan Stanley	4.300%	1/27/45	24,705	26,399

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National City Bank	5.800%	6/7/17	50,000	51,419
5 Nationwide Building Society	2.350%	1/21/20	22,720	22,928
Northern Trust Corp.	3.450%	11/4/20	10,285	10,960
PNC Bank NA	5.250%	1/15/17	16,000	16,181
PNC Bank NA	3.300%	10/30/24	14,645	15,554
PNC Bank NA	2.950%	2/23/25	34,775	35,797
PNC Financial Services Group Inc.	3.900%	4/29/24	40,150	43,148
Royal Bank of Canada	2.500%	1/19/21	24,750	25,721
Santander Bank NA	2.000%	1/12/18	21,075	21,097
Santander Bank NA	8.750%	5/30/18	5,225	5,740
Santander Holdings USA Inc.	2.700%	5/24/19	28,100	28,436
Santander Holdings USA Inc.	2.650%	4/17/20	19,225	19,367
Santander Issuances SAU	5.179%	11/19/25	24,800	25,361
Santander UK plc	2.500%	3/14/19	79,400	80,568
5 Skandinaviska Enskilda Banken AB	2.450%	5/27/20	50,900	51,988
State Street Corp.	5.375%	4/30/17	55,500	56,879
SunTrust Bank	3.300%	5/15/26	11,955	12,184
SunTrust Banks Inc.	2.900%	3/3/21	34,300	35,693
Svenska Handelsbanken AB	2.875%	4/4/17	57,000	57,499
Svenska Handelsbanken AB	1.875%	9/7/21	37,750	37,528
Synchrony Financial	2.600%	1/15/19	17,915	18,121
Synchrony Financial	3.000%	8/15/19	8,570	8,766
Synchrony Financial	2.700%	2/3/20	12,580	12,734
5 UBS Group Funding Jersey Ltd.	2.950%	9/24/20	36,710	37,581
5 UBS Group Funding Jersey Ltd.	3.000%	4/15/21	58,970	60,579
5 UBS Group Funding Jersey Ltd.	2.650%	2/1/22	46,000	45,884
US Bancorp	3.700%	1/30/24	39,005	42,725
US Bancorp	2.375%	7/22/26	45,000	44,213
Wachovia Corp.	5.750%	2/1/18	9,500	10,037
Wachovia Corp.	6.605%	10/1/25	15,000	18,309
Wells Fargo & Co.	5.625%	12/11/17	47,000	49,305
Wells Fargo & Co.	2.150%	1/30/20	38,370	38,634
Wells Fargo & Co.	3.000%	1/22/21	27,580	28,600
Wells Fargo & Co.	4.600%	4/1/21	40,000	44,272
Wells Fargo & Co.	3.500%	3/8/22	54,840	58,193
Wells Fargo & Co.	3.450%	2/13/23	49,865	51,451
Wells Fargo & Co.	4.480%	1/16/24	34,444	37,878
Wells Fargo & Co.	3.000%	2/19/25	28,660	29,004
Wells Fargo & Co.	3.550%	9/29/25	27,170	28,695
Wells Fargo & Co.	3.000%	4/22/26	36,830	37,234
Wells Fargo & Co.	4.100%	6/3/26	33,000	34,894
Wells Fargo & Co.	5.606%	1/15/44	28,551	34,197
Wells Fargo & Co.	4.650%	11/4/44	20,735	21,706
Wells Fargo & Co.	4.900%	11/17/45	16,060	17,739
Wells Fargo & Co.	4.400%	6/14/46	36,200	36,869
Brokerage (0.0%)
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	7,364

Finance Companies (0.7%)
GE Capital International Funding Co.	2.342%	11/15/20	58,112	59,693
GE Capital International Funding Co.	3.373%	11/15/25	59,548	64,477
GE Capital International Funding Co.	4.418%	11/15/35	201,814	227,654
Insurance (2.4%)
Aetna Inc.	1.750%	5/15/17	2,966	2,976
Aetna Inc.	3.950%	9/1/20	4,860	5,229
Aetna Inc.	2.800%	6/15/23	19,685	20,159
Aetna Inc.	3.200%	6/15/26	43,190	43,918
Aetna Inc.	4.250%	6/15/36	27,050	28,100
Anthem Inc.	2.300%	7/15/18	12,045	12,207
Anthem Inc.	3.700%	8/15/21	25,635	27,466
Anthem Inc.	3.125%	5/15/22	30,450	31,692
Anthem Inc.	3.300%	1/15/23	20,000	20,974
Anthem Inc.	4.650%	8/15/44	8,832	9,613
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	34,133

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Berkshire Hathaway Inc.	2.750%	3/15/23	36,055	37,399
Berkshire Hathaway Inc.	3.125%	3/15/26	23,645	24,865
Chubb INA Holdings Inc.	5.700%	2/15/17	15,000	15,248
Chubb INA Holdings Inc.	5.900%	6/15/19	15,000	16,723
Chubb INA Holdings Inc.	2.300%	11/3/20	5,235	5,374
Chubb INA Holdings Inc.	3.350%	5/15/24	20,340	21,738
Chubb INA Holdings Inc.	3.350%	5/3/26	12,280	13,155
Chubb INA Holdings Inc.	4.350%	11/3/45	24,795	28,552
Cigna Corp.	3.250%	4/15/25	43,165	44,570
CNA Financial Corp.	3.950%	5/15/24	4,335	4,578
5 Five Corners Funding Trust	4.419%	11/15/23	5,320	5,748
5 Guardian Life Global Funding	2.000%	4/26/21	12,825	12,940
Hartford Financial Services Group Inc.	5.500%	10/15/16	16,665	16,683
5 Liberty Mutual Group Inc.	4.250%	6/15/23	11,825	12,791
5 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	27,762
Loews Corp.	2.625%	5/15/23	14,100	14,251
5 MassMutual Global Funding II	2.100%	8/2/18	45,015	45,713
5 MassMutual Global Funding II	2.350%	4/9/19	22,000	22,492
5 MassMutual Global Funding II	2.000%	4/15/21	42,188	42,406
MetLife Inc.	1.903%	12/15/17	7,340	7,379
MetLife Inc.	3.600%	4/10/24	28,000	29,707
MetLife Inc.	4.125%	8/13/42	5,300	5,276
MetLife Inc.	4.875%	11/13/43	17,500	19,449
5 Metropolitan Life Global Funding I	1.500%	1/10/18	35,550	35,644
5 Metropolitan Life Global Funding I	1.875%	6/22/18	16,315	16,454
5 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	32,729
5 New York Life Global Funding	1.650%	5/15/17	53,000	53,174
5 New York Life Insurance Co.	5.875%	5/15/33	44,785	55,374
Prudential Financial Inc.	4.500%	11/15/20	24,055	26,522
5 QBE Insurance Group Ltd.	2.400%	5/1/18	8,185	8,255
5 Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	11,990	13,504
Travelers Cos. Inc.	5.800%	5/15/18	8,690	9,313
Travelers Cos. Inc.	5.900%	6/2/19	9,400	10,492
UnitedHealth Group Inc.	6.000%	2/15/18	22,000	23,403
UnitedHealth Group Inc.	3.875%	10/15/20	6,786	7,346
UnitedHealth Group Inc.	2.875%	3/15/22	2,346	2,457
UnitedHealth Group Inc.	2.875%	3/15/23	12,000	12,515
UnitedHealth Group Inc.	3.100%	3/15/26	14,220	14,863
UnitedHealth Group Inc.	4.625%	7/15/35	31,295	36,422
UnitedHealth Group Inc.	6.625%	11/15/37	20,000	28,616
UnitedHealth Group Inc.	4.625%	11/15/41	36,010	41,790
UnitedHealth Group Inc.	4.250%	3/15/43	31,000	34,284
UnitedHealth Group Inc.	4.750%	7/15/45	19,035	22,884
Other Finance (0.1%)
5 LeasePlan Corp. NV	2.875%	1/22/19	30,515	30,795

Real Estate Investment Trusts (0.3%)
AvalonBay Communities Inc.	3.625%	10/1/20	17,315	18,385
Duke Realty LP	6.500%	1/15/18	4,819	5,125
HCP Inc.	6.000%	1/30/17	20,000	20,291
Liberty Property LP	6.625%	10/1/17	10,096	10,574
Realty Income Corp.	5.750%	1/15/21	8,675	9,893
Simon Property Group LP	4.375%	3/1/21	22,000	24,325
Simon Property Group LP	4.125%	12/1/21	12,946	14,244
Simon Property Group LP	3.300%	1/15/26	23,500	24,812
5 WEA Finance LLC / Westfield UK & Europe Finance plc	1.750%	9/15/17	11,670	11,689
5 WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	17,715	18,135
				7,769,385
Industrial (22.9%)
Basic Industry (0.4%)
5 Air Liquide Finance SA	2.250%	9/27/23	21,000	21,085
5 Air Liquide Finance SA	2.500%	9/27/26	16,815	16,922
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	38,275	41,756

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CF Industries Inc.	7.125%	5/1/20	19,379	22,310
CF Industries Inc.	5.375%	3/15/44	28,635	28,334
LyondellBasell Industries NV	4.625%	2/26/55	28,625	28,052
Monsanto Co.	4.700%	7/15/64	7,025	6,718
Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	17,223
Rio Tinto Finance USA plc	3.500%	3/22/22	11,445	12,304
Capital Goods (1.9%)
3M Co.	6.375%	2/15/28	20,825	28,569
5 BAE Systems Holdings Inc.	2.850%	12/15/20	5,020	5,130
5 BAE Systems Holdings Inc.	3.800%	10/7/24	26,068	27,567
5 BAE Systems Holdings Inc.	3.850%	12/15/25	39,838	42,067
Caterpillar Financial Services Corp.	2.625%	3/1/23	39,500	40,265
Caterpillar Inc.	3.900%	5/27/21	32,880	35,951
Caterpillar Inc.	2.600%	6/26/22	9,575	9,929
Caterpillar Inc.	3.400%	5/15/24	19,475	21,008
Caterpillar Inc.	5.200%	5/27/41	19,770	24,540
Caterpillar Inc.	3.803%	8/15/42	20,469	21,028
Caterpillar Inc.	4.300%	5/15/44	7,885	8,810
Deere & Co.	4.375%	10/16/19	13,090	14,254
Eaton Corp.	5.300%	3/15/17	20,000	20,356
Eaton Corp.	6.500%	6/1/25	10,000	12,208
General Dynamics Corp.	3.875%	7/15/21	9,950	10,913
General Electric Capital Corp.	5.300%	2/11/21	1,806	2,072
General Electric Capital Corp.	4.650%	10/17/21	18,610	21,204
General Electric Capital Corp.	3.150%	9/7/22	16,706	17,827
General Electric Capital Corp.	3.100%	1/9/23	6,094	6,473
General Electric Capital Corp.	6.750%	3/15/32	9,962	13,985
General Electric Capital Corp.	6.150%	8/7/37	13,205	18,269
General Electric Capital Corp.	5.875%	1/14/38	27,573	37,019
General Electric Capital Corp.	6.875%	1/10/39	9,904	14,914
General Electric Co.	2.700%	10/9/22	14,000	14,557
General Electric Co.	4.125%	10/9/42	7,940	8,684
General Electric Co.	4.500%	3/11/44	8,725	10,038
Honeywell International Inc.	4.250%	3/1/21	29,484	32,895
Illinois Tool Works Inc.	3.500%	3/1/24	42,775	46,869
John Deere Capital Corp.	2.000%	1/13/17	53,000	53,159
John Deere Capital Corp.	2.800%	1/27/23	8,000	8,330
John Deere Capital Corp.	3.350%	6/12/24	9,000	9,663
5 LafargeHolcim Finance US LLC	4.750%	9/22/46	14,970	15,400
Lockheed Martin Corp.	2.500%	11/23/20	12,340	12,740
Lockheed Martin Corp.	2.900%	3/1/25	26,840	27,695
Lockheed Martin Corp.	4.500%	5/15/36	6,715	7,704
Lockheed Martin Corp.	4.700%	5/15/46	16,650	19,835
Parker-Hannifin Corp.	4.450%	11/21/44	14,290	16,996
Raytheon Co.	3.125%	10/15/20	10,000	10,607
5 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	45,820	45,896
5 Siemens Financieringsmaatschappij NV	2.900%	5/27/22	25,650	26,867
5 Siemens Financieringsmaatschappij NV	4.400%	5/27/45	40,495	47,146
United Technologies Corp.	4.500%	4/15/20	24,170	26,718
United Technologies Corp.	3.100%	6/1/22	10,095	10,846
United Technologies Corp.	4.500%	6/1/42	38,885	45,149
Communication (3.6%)
21st Century Fox America Inc.	4.500%	2/15/21	4,650	5,151
21st Century Fox America Inc.	6.200%	12/15/34	11,000	13,926
America Movil SAB de CV	3.125%	7/16/22	66,820	68,759
America Movil SAB de CV	6.125%	3/30/40	27,680	33,350
American Tower Corp.	3.450%	9/15/21	23,985	25,227
American Tower Corp.	4.700%	3/15/22	2,905	3,229
AT&T Inc.	1.400%	12/1/17	15,595	15,620
AT&T Inc.	1.750%	1/15/18	21,060	21,156
AT&T Inc.	2.300%	3/11/19	20,145	20,504
AT&T Inc.	5.200%	3/15/20	10,125	11,218
AT&T Inc.	4.600%	2/15/21	4,900	5,375

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	5.000%	3/1/21	10,000	11,185
AT&T Inc.	3.875%	8/15/21	20,000	21,599
AT&T Inc.	4.750%	5/15/46	23,075	24,133
5 AT&T Inc.	4.500%	3/9/48	32,292	32,513
CBS Corp.	4.300%	2/15/21	22,710	24,688
Comcast Corp.	3.600%	3/1/24	15,490	16,922
Comcast Corp.	3.150%	3/1/26	15,280	16,150
Comcast Corp.	4.250%	1/15/33	15,060	16,731
Comcast Corp.	4.200%	8/15/34	18,620	20,551
Comcast Corp.	4.400%	8/15/35	22,290	25,177
Comcast Corp.	6.450%	3/15/37	20,000	27,595
Comcast Corp.	6.950%	8/15/37	45,000	65,631
Comcast Corp.	4.650%	7/15/42	7,260	8,400
Comcast Corp.	4.500%	1/15/43	20,000	22,604
Comcast Corp.	4.750%	3/1/44	16,635	19,566
Comcast Corp.	4.600%	8/15/45	26,430	30,579
5 COX Communications Inc.	5.875%	12/1/16	40,000	40,294
5 Cox Communications Inc.	4.800%	2/1/35	58,525	58,035
Crown Castle International Corp.	3.700%	6/15/26	19,465	20,339
Deutsche Telekom International Finance BV	8.750%	6/15/30	30,000	46,765
Discovery Communications LLC	5.625%	8/15/19	7,635	8,369
Discovery Communications LLC	5.050%	6/1/20	13,365	14,634
Grupo Televisa SAB	6.625%	1/15/40	13,805	15,792
Grupo Televisa SAB	5.000%	5/13/45	5,925	5,657
Grupo Televisa SAB	6.125%	1/31/46	13,475	14,971
5 GTP Acquisition Partners I LLC	2.350%	6/15/20	18,745	18,753
Michigan Bell Telephone Co.	7.850%	1/15/22	23,750	28,886
5 NBCUniversal Enterprise Inc.	1.662%	4/15/18	47,135	47,401
5 NBCUniversal Enterprise Inc.	1.974%	4/15/19	84,070	85,285
NBCUniversal Media LLC	4.375%	4/1/21	26,000	28,929
Omnicom Group Inc.	3.600%	4/15/26	22,925	24,237
Orange SA	9.000%	3/1/31	54,566	87,057
5 SBA Tower Trust	2.933%	12/15/17	28,850	28,952
5 Sky plc	2.625%	9/16/19	30,550	30,932
5 Sky plc	3.125%	11/26/22	7,000	7,101
5 Sky plc	3.750%	9/16/24	35,911	37,912
Time Warner Cable Inc.	5.850%	5/1/17	70,000	71,753
Time Warner Cable Inc.	8.750%	2/14/19	915	1,055
Time Warner Cable Inc.	8.250%	4/1/19	11,944	13,751
Time Warner Entertainment Co. LP	8.375%	3/15/23	3,215	4,179
Time Warner Inc.	4.750%	3/29/21	13,000	14,559
Time Warner Inc.	6.250%	3/29/41	8,000	10,349
Verizon Communications Inc.	3.450%	3/15/21	15,585	16,607
Verizon Communications Inc.	3.500%	11/1/21	78,905	84,805
Verizon Communications Inc.	6.400%	9/15/33	62,160	80,669
Verizon Communications Inc.	6.400%	2/15/38	23,000	29,860
Verizon Communications Inc.	4.750%	11/1/41	28,730	31,310
Verizon Communications Inc.	6.550%	9/15/43	71,200	95,926
Viacom Inc.	5.625%	9/15/19	10,000	10,932
Vodafone Group plc	1.250%	9/26/17	37,000	36,901
Vodafone Group plc	5.450%	6/10/19	26,000	28,507
Walt Disney Co.	4.125%	6/1/44	18,320	20,798
Consumer Cyclical (3.0%)
Alibaba Group Holding Ltd.	2.500%	11/28/19	10,480	10,607
Alibaba Group Holding Ltd.	3.125%	11/28/21	2,035	2,114
Amazon.com Inc.	2.500%	11/29/22	31,600	32,557
Amazon.com Inc.	4.800%	12/5/34	55,880	65,756
Amazon.com Inc.	4.950%	12/5/44	17,920	21,965
5 American Honda Finance Corp.	1.500%	9/11/17	15,750	15,800
5 American Honda Finance Corp.	1.600%	2/16/18	14,340	14,433
American Honda Finance Corp.	2.125%	10/10/18	29,535	30,036
American Honda Finance Corp.	2.300%	9/9/26	17,135	17,048
AutoZone Inc.	4.000%	11/15/20	25,000	26,877

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	AutoZone Inc.	3.700%	4/15/22	12,752	13,650
	AutoZone Inc.	3.125%	7/15/23	22,000	22,799
5	BMW US Capital LLC	2.000%	4/11/21	19,815	19,865
5	BMW US Capital LLC	2.250%	9/15/23	93,000	93,250
5	BMW US Capital LLC	2.800%	4/11/26	9,530	9,719
	CVS Health Corp.	2.750%	12/1/22	20,000	20,589
	CVS Health Corp.	4.875%	7/20/35	18,205	21,356
	CVS Health Corp.	5.125%	7/20/45	42,460	51,752
3,5	CVS Pass-Through Trust	5.926%	1/10/34	14,537	17,217
5	Daimler Finance North America LLC	2.250%	7/31/19	58,255	59,033
5	Daimler Finance North America LLC	2.450%	5/18/20	2,260	2,308
5	Daimler Finance North America LLC	2.000%	7/6/21	60,000	59,933
5	Daimler Finance North America LLC	3.875%	9/15/21	3,270	3,550
	eBay Inc.	1.350%	7/15/17	10,960	10,969
	Ford Motor Credit Co. LLC	2.375%	3/12/19	56,800	57,466
	Ford Motor Credit Co. LLC	3.157%	8/4/20	31,000	31,951
5	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	12,122	12,213
	Home Depot Inc.	4.400%	4/1/21	12,300	13,693
	Home Depot Inc.	2.700%	4/1/23	24,715	25,720
	Home Depot Inc.	4.400%	3/15/45	22,390	26,005
	Johnson Controls Inc.	5.000%	3/30/20	29,000	31,563
	Johnson Controls Inc.	3.750%	12/1/21	25,000	26,936
	Lowe's Cos. Inc.	6.650%	9/15/37	5,000	7,212
	Lowe's Cos. Inc.	5.800%	4/15/40	10,280	13,615
	Marriott International Inc.	2.300%	1/15/22	44,000	44,338
	McDonald's Corp.	3.500%	7/15/20	21,760	23,167
	McDonald's Corp.	2.625%	1/15/22	10,175	10,520
	McDonald's Corp.	3.250%	6/10/24	4,400	4,751
5	Nissan Motor Acceptance Corp.	1.950%	9/12/17	42,355	42,520
5	Nissan Motor Acceptance Corp.	1.800%	3/15/18	38,400	38,614
5	Nissan Motor Acceptance Corp.	2.650%	9/26/18	17,180	17,530
	PACCAR Financial Corp.	1.600%	3/15/17	34,687	34,803
	Target Corp.	5.375%	5/1/17	5,000	5,126
	Target Corp.	6.000%	1/15/18	16,500	17,521
	Target Corp.	2.900%	1/15/22	11,850	12,494
	Toyota Motor Credit Corp.	2.050%	1/12/17	26,000	26,081
	Toyota Motor Credit Corp.	1.750%	5/22/17	22,000	22,099
	Toyota Motor Credit Corp.	1.250%	10/5/17	34,150	34,181
5	Volkswagen Group of America Finance LLC	2.450%	11/20/19	13,860	13,981
	Wal-Mart Stores Inc.	3.625%	7/8/20	75,000	81,275
	Wal-Mart Stores Inc.	3.250%	10/25/20	6,290	6,769
	Wal-Mart Stores Inc.	4.250%	4/15/21	15,000	16,824
	Wal-Mart Stores Inc.	2.550%	4/11/23	44,450	46,164
	Wal-Mart Stores Inc.	5.625%	4/15/41	52,780	72,114
	Wal-Mart Stores Inc.	4.750%	10/2/43	20,300	25,202
	Wal-Mart Stores Inc.	4.300%	4/22/44	16,995	19,921
	Walgreens Boots Alliance Inc.	2.600%	6/1/21	10,845	11,096
	Consumer Noncyclical (7.7%)
	AbbVie Inc.	1.750%	11/6/17	28,485	28,571
	Actavis Funding SCS	3.000%	3/12/20	32,675	33,739
	Actavis Funding SCS	3.450%	3/15/22	45,660	47,717
	Actavis Funding SCS	3.800%	3/15/25	4,510	4,775
	Actavis Funding SCS	4.550%	3/15/35	8,745	9,335
	Actavis Funding SCS	4.850%	6/15/44	14,075	15,529
	Altria Group Inc.	4.750%	5/5/21	40,806	46,050
	Altria Group Inc.	2.850%	8/9/22	11,835	12,357
	Altria Group Inc.	4.500%	5/2/43	10,105	11,448
	Amgen Inc.	3.625%	5/22/24	38,185	40,938
	Amgen Inc.	5.150%	11/15/41	27,515	31,550
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	63,200	66,639
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	57,035	61,094
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	130,310	150,156
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	137,375	164,483

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	6,635	7,547
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	9,643
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	81,200	90,715
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	800	879
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	9,836	10,030
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,080	19,240
	AstraZeneca plc	5.900%	9/15/17	50,000	52,124
	AstraZeneca plc	1.950%	9/18/19	12,435	12,603
	AstraZeneca plc	2.375%	11/16/20	37,225	38,098
	AstraZeneca plc	3.375%	11/16/25	27,755	29,635
	AstraZeneca plc	4.375%	11/16/45	25,305	28,004
3,5,6	Avery Point IV CLO Ltd.	2.234%	4/25/26	36,540	36,658
5	BAT International Finance plc	2.750%	6/15/20	17,600	18,239
5	BAT International Finance plc	3.250%	6/7/22	50,880	54,057
5	BAT International Finance plc	3.500%	6/15/22	7,440	7,981
5	BAT International Finance plc	3.950%	6/15/25	15,000	16,618
5	Bayer US Finance LLC	2.375%	10/8/19	6,140	6,232
5	Bayer US Finance LLC	3.000%	10/8/21	38,730	40,295
5	Bayer US Finance LLC	3.375%	10/8/24	9,425	9,744
	Becton Dickinson & Co.	1.750%	11/8/16	19,145	19,157
	Bestfoods	6.625%	4/15/28	25,000	35,126
	Biogen Inc.	2.900%	9/15/20	17,465	18,176
	Bristol-Myers Squibb Co.	3.250%	11/1/23	16,630	18,181
	Cardinal Health Inc.	1.700%	3/15/18	2,401	2,409
	Cardinal Health Inc.	2.400%	11/15/19	22,090	22,543
	Cardinal Health Inc.	3.200%	3/15/23	11,650	12,255
	Cardinal Health Inc.	3.500%	11/15/24	20,020	21,348
	Cardinal Health Inc.	4.500%	11/15/44	23,250	25,707
5	Cargill Inc.	6.000%	11/27/17	7,000	7,368
5	Cargill Inc.	4.760%	11/23/45	83,304	97,822
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,935	1,938
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	17,856	18,070
3	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	30,010	30,059
	Celgene Corp.	2.250%	5/15/19	5,145	5,237
	Celgene Corp.	3.550%	8/15/22	15,160	16,104
	Celgene Corp.	3.625%	5/15/24	11,980	12,613
	Celgene Corp.	5.000%	8/15/45	25,000	28,014
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,874
	Coca-Cola Enterprises Inc.	4.500%	9/1/21	14,785	16,412
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	25,332	25,559
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	28,000	30,127
	Colgate-Palmolive Co.	2.950%	11/1/20	25,000	26,575
	Diageo Capital plc	2.625%	4/29/23	42,580	43,900
	Diageo Investment Corp.	2.875%	5/11/22	17,245	18,086
	Dignity Health California GO	2.637%	11/1/19	4,480	4,597
	Dignity Health California GO	3.812%	11/1/24	9,060	9,747
	Eli Lilly & Co.	3.700%	3/1/45	20,040	21,475
5	EMD Finance LLC	2.400%	3/19/20	1,100	1,119
5	EMD Finance LLC	2.950%	3/19/22	19,640	20,255
5	EMD Finance LLC	3.250%	3/19/25	39,545	40,762
	Express Scripts Holding Co.	2.250%	6/15/19	14,030	14,228
5	Forest Laboratories Inc.	4.875%	2/15/21	7,125	7,909
5	Forest Laboratories LLC	5.000%	12/15/21	23,725	26,631
	General Mills Inc.	5.650%	2/15/19	6,850	7,510
6	General Mills Inc.	6.390%	2/5/23	50,000	59,464
	Gilead Sciences Inc.	2.550%	9/1/20	15,245	15,747
	Gilead Sciences Inc.	2.500%	9/1/23	26,390	26,628
	Gilead Sciences Inc.	3.700%	4/1/24	21,420	23,047
	Gilead Sciences Inc.	3.500%	2/1/25	28,575	30,273
	Gilead Sciences Inc.	4.500%	2/1/45	50,807	54,022
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	25,750	26,963
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	20,158
	GlaxoSmithKline Capital plc	2.850%	5/8/22	51,595	54,114
5	Imperial Tobacco Finance plc	3.750%	7/21/22	29,995	31,844

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Johnson & Johnson	6.730%	11/15/23	15,000	19,953
Johnson & Johnson	2.450%	3/1/26	78,000	80,333
Kaiser Foundation Hospitals	3.500%	4/1/22	19,815	21,241
Kaiser Foundation Hospitals	4.875%	4/1/42	12,710	15,891
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	27,219
Kraft Foods Group Inc.	2.250%	6/5/17	10,085	10,148
Kraft Heinz Foods Co.	5.000%	7/15/35	7,370	8,507
Kraft Heinz Foods Co.	4.375%	6/1/46	24,920	26,448
3 Mayo Clinic	4.128%	11/15/52	11,465	13,070
McKesson Corp.	2.700%	12/15/22	7,010	7,149
McKesson Corp.	2.850%	3/15/23	6,840	6,999
McKesson Corp.	3.796%	3/15/24	9,525	10,320
Medtronic Inc.	1.375%	4/1/18	16,225	16,270
Medtronic Inc.	2.500%	3/15/20	25,335	26,196
Medtronic Inc.	3.150%	3/15/22	46,380	49,279
Medtronic Inc.	3.625%	3/15/24	7,510	8,156
Medtronic Inc.	3.500%	3/15/25	62,791	67,703
Medtronic Inc.	4.375%	3/15/35	21,968	24,952
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	11,505	14,578
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	6,535	7,237
Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	10,430	11,663
Merck & Co. Inc.	3.875%	1/15/21	30,000	32,688
Merck & Co. Inc.	2.350%	2/10/22	24,825	25,499
Merck & Co. Inc.	2.800%	5/18/23	15,650	16,405
Merck & Co. Inc.	2.750%	2/10/25	38,000	39,327
Merck & Co. Inc.	4.150%	5/18/43	28,405	32,229
Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	19,809
Molson Coors Brewing Co.	3.500%	5/1/22	14,905	15,944
Molson Coors Brewing Co.	5.000%	5/1/42	5,710	6,610
New York & Presbyterian Hospital	4.024%	8/1/45	22,955	25,043
Novartis Capital Corp.	3.400%	5/6/24	13,425	14,704
Novartis Capital Corp.	4.400%	5/6/44	21,485	25,380
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	2,000	2,121
PepsiCo Inc.	3.125%	11/1/20	48,610	51,591
PepsiCo Inc.	4.000%	3/5/42	35,200	38,339
Pfizer Inc.	6.200%	3/15/19	28,600	31,829
Pfizer Inc.	3.000%	6/15/23	25,440	27,178
Philip Morris International Inc.	4.500%	3/26/20	25,000	27,437
Philip Morris International Inc.	1.875%	2/25/21	43,455	43,858
Philip Morris International Inc.	4.125%	5/17/21	15,705	17,393
Philip Morris International Inc.	2.500%	8/22/22	13,250	13,605
Philip Morris International Inc.	2.625%	3/6/23	23,000	23,641
Philip Morris International Inc.	3.875%	8/21/42	22,785	23,720
Philip Morris International Inc.	4.875%	11/15/43	5,835	7,026
Philip Morris International Inc.	4.250%	11/10/44	15,000	16,575
3 Procter & Gamble - Esop	9.360%	1/1/21	11,459	13,493
Procter & Gamble Co.	6.450%	1/15/26	25,000	33,578
Procter & Gamble Co.	5.550%	3/5/37	25,000	34,967
Providence St. Joseph Health Obligated Group	2.746%	10/1/26	18,290	18,527
3 Providence St. Joseph Health Obligated Group	3.744%	10/1/47	11,430	11,803
5 Roche Holdings Inc.	2.875%	9/29/21	26,150	27,478
5 SABMiller Holdings Inc.	2.450%	1/15/17	15,100	15,148
5 SABMiller Holdings Inc.	3.750%	1/15/22	4,310	4,674
5 SABMiller Holdings Inc.	4.950%	1/15/42	5,700	6,677
5 SABMiller plc	6.500%	7/15/18	30,000	32,606
Sanofi	4.000%	3/29/21	36,275	40,052
5 Sigma Alimentos SA de CV	4.125%	5/2/26	27,145	27,223
Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	36,645	36,717
Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	8,895	8,941
Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	8,575	8,553
The Kroger Co.	2.200%	1/15/17	22,780	22,848
The Kroger Co.	3.300%	1/15/21	13,605	14,370
The Kroger Co.	3.850%	8/1/23	5,055	5,488
The Kroger Co.	3.875%	10/15/46	28,920	29,104

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Thermo Fisher Scientific Inc.	1.850%	1/15/18	18,975	19,090
Unilever Capital Corp.	4.250%	2/10/21	78,185	86,723
Wyeth LLC	5.950%	4/1/37	15,000	20,106
Energy (3.2%)
5 BG Energy Capital plc	2.875%	10/15/16	26,655	26,668
5 BG Energy Capital plc	4.000%	10/15/21	17,070	18,626
BP Capital Markets plc	2.248%	11/1/16	34,545	34,579
BP Capital Markets plc	4.750%	3/10/19	18,140	19,528
BP Capital Markets plc	2.315%	2/13/20	3,760	3,836
BP Capital Markets plc	4.500%	10/1/20	28,000	30,745
BP Capital Markets plc	4.742%	3/11/21	10,000	11,198
BP Capital Markets plc	3.062%	3/17/22	35,770	37,468
BP Capital Markets plc	3.245%	5/6/22	10,000	10,549
BP Capital Markets plc	2.500%	11/6/22	8,000	8,075
BP Capital Markets plc	3.994%	9/26/23	13,130	14,328
BP Capital Markets plc	3.814%	2/10/24	38,000	40,966
BP Capital Markets plc	3.506%	3/17/25	41,710	44,241
Chevron Corp.	2.355%	12/5/22	6,000	6,107
Chevron Corp.	3.191%	6/24/23	69,750	74,324
ConocoPhillips	5.750%	2/1/19	6,365	6,925
ConocoPhillips	6.000%	1/15/20	3,115	3,512
ConocoPhillips	7.000%	3/30/29	11,500	14,102
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	15,000	15,018
ConocoPhillips Co.	4.200%	3/15/21	17,925	19,376
ConocoPhillips Co.	2.875%	11/15/21	21,951	22,498
ConocoPhillips Co.	3.350%	11/15/24	10,275	10,534
ConocoPhillips Co.	3.350%	5/15/25	24,815	25,379
ConocoPhillips Co.	4.950%	3/15/26	12,710	14,347
ConocoPhillips Co.	4.300%	11/15/44	48,640	49,687
Devon Energy Corp.	3.250%	5/15/22	15,905	15,772
Devon Energy Corp.	5.600%	7/15/41	8,690	8,784
Devon Energy Corp.	5.000%	6/15/45	11,535	11,227
Dominion Gas Holdings LLC	3.550%	11/1/23	14,085	14,834
Enterprise Products Operating LLC	4.900%	5/15/46	5,000	5,267
EOG Resources Inc.	5.625%	6/1/19	16,285	17,817
Exxon Mobil Corp.	2.222%	3/1/21	12,735	13,002
Exxon Mobil Corp.	2.726%	3/1/23	10,710	11,098
Exxon Mobil Corp.	3.043%	3/1/26	7,330	7,682
Exxon Mobil Corp.	4.114%	3/1/46	10,845	12,106
Halliburton Co.	3.500%	8/1/23	67,975	70,065
Noble Energy Inc.	4.150%	12/15/21	14,890	15,837
Occidental Petroleum Corp.	4.100%	2/1/21	27,466	29,837
Occidental Petroleum Corp.	2.700%	2/15/23	9,250	9,430
Occidental Petroleum Corp.	3.400%	4/15/26	33,675	35,621
Occidental Petroleum Corp.	4.400%	4/15/46	35,145	38,741
Phillips 66	4.300%	4/1/22	30,000	32,972
Phillips 66	4.875%	11/15/44	8,855	9,861
5 Schlumberger Holdings Corp.	3.000%	12/21/20	25,500	26,551
5 Schlumberger Investment SA	2.400%	8/1/22	20,765	21,082
Shell International Finance BV	4.375%	3/25/20	16,000	17,476
Shell International Finance BV	2.250%	11/10/20	49,900	50,781
Shell International Finance BV	3.250%	5/11/25	28,680	30,271
Shell International Finance BV	4.125%	5/11/35	38,475	41,258
Shell International Finance BV	5.500%	3/25/40	10,795	13,229
Shell International Finance BV	4.375%	5/11/45	95,725	103,373
Suncor Energy Inc.	6.100%	6/1/18	13,825	14,807
Suncor Energy Inc.	3.600%	12/1/24	19,505	20,363
Suncor Energy Inc.	5.950%	12/1/34	13,000	15,760
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	25,945	27,838
Texaco Capital Inc.	8.625%	4/1/32	25,000	37,601
Total Capital International SA	1.550%	6/28/17	38,435	38,528
Total Capital International SA	2.700%	1/25/23	32,714	33,754
Total Capital International SA	3.750%	4/10/24	50,000	55,020

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	33,043
TransCanada PipeLines Ltd.	2.500%	8/1/22	21,165	21,278
TransCanada PipeLines Ltd.	4.875%	1/15/26	58,060	67,235
Other Industrial (0.2%)
George Washington University	3.545%	9/15/46	10,000	9,865
5 Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	13,377
5 Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	19,660	19,783
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	24,695	28,066
Technology (2.3%)
Apple Inc.	2.850%	5/6/21	34,300	36,150
Apple Inc.	2.850%	2/23/23	43,845	46,127
Apple Inc.	3.450%	5/6/24	31,140	33,714
Apple Inc.	2.450%	8/4/26	37,850	37,692
Apple Inc.	3.850%	5/4/43	15,275	15,611
Apple Inc.	4.450%	5/6/44	4,035	4,511
Apple Inc.	3.850%	8/4/46	36,510	37,167
Cisco Systems Inc.	4.450%	1/15/20	25,000	27,346
Cisco Systems Inc.	2.200%	2/28/21	78,505	80,145
Cisco Systems Inc.	2.900%	3/4/21	10,700	11,242
Intel Corp.	3.300%	10/1/21	10,000	10,740
Intel Corp.	4.100%	5/19/46	47,755	51,181
International Business Machines Corp.	5.700%	9/14/17	41,710	43,527
International Business Machines Corp.	3.375%	8/1/23	61,300	65,928
International Business Machines Corp.	3.625%	2/12/24	22,800	24,836
International Business Machines Corp.	7.000%	10/30/25	25,000	33,986
Microsoft Corp.	3.000%	10/1/20	10,000	10,629
Microsoft Corp.	2.375%	2/12/22	19,865	20,420
Microsoft Corp.	3.625%	12/15/23	13,500	14,841
Microsoft Corp.	2.700%	2/12/25	23,890	24,708
Microsoft Corp.	3.125%	11/3/25	26,300	27,984
Microsoft Corp.	2.400%	8/8/26	52,640	52,787
Microsoft Corp.	3.450%	8/8/36	53,965	54,984
Microsoft Corp.	4.500%	10/1/40	18,210	20,863
Microsoft Corp.	4.450%	11/3/45	61,885	70,358
Microsoft Corp.	3.700%	8/8/46	50,485	51,138
Oracle Corp.	5.000%	7/8/19	35,000	38,416
Oracle Corp.	1.900%	9/15/21	70,285	70,433
Oracle Corp.	2.500%	5/15/22	38,860	39,773
Oracle Corp.	2.400%	9/15/23	63,535	63,783
Oracle Corp.	2.950%	5/15/25	11,300	11,667
Transportation (0.6%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	7,631
5 ERAC USA Finance LLC	6.375%	10/15/17	36,290	38,084
5 ERAC USA Finance LLC	2.350%	10/15/19	12,165	12,350
5 ERAC USA Finance LLC	4.500%	8/16/21	10,270	11,391
5 ERAC USA Finance LLC	3.300%	10/15/22	745	781
5 ERAC USA Finance LLC	7.000%	10/15/37	3,775	5,155
5 ERAC USA Finance LLC	5.625%	3/15/42	31,000	37,513
FedEx Corp.	2.700%	4/15/23	15,810	16,242
FedEx Corp.	4.900%	1/15/34	25,040	28,679
FedEx Corp.	3.875%	8/1/42	4,505	4,487
FedEx Corp.	5.100%	1/15/44	26,055	30,936
FedEx Corp.	4.550%	4/1/46	14,460	16,074
Kansas City Southern	4.950%	8/15/45	28,170	32,100
Ryder System Inc.	2.500%	3/1/18	32,000	32,422
United Parcel Service Inc.	2.450%	10/1/22	17,095	17,758
United Parcel Service Inc.	4.875%	11/15/40	14,810	18,699
				11,415,507
Utilities (3.9%)
Electric (3.6%)
Alabama Power Co.	5.550%	2/1/17	11,765	11,929
Alabama Power Co.	3.750%	3/1/45	20,255	21,053

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ameren Illinois Co.	2.700%	9/1/22	58,000	60,334
Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	15,000
Baltimore Gas & Electric Co.	2.800%	8/15/22	26,250	27,369
Baltimore Gas & Electric Co.	2.400%	8/15/26	20,945	20,803
Berkshire Hathaway Energy Co.	6.125%	4/1/36	10,063	13,398
Berkshire Hathaway Energy Co.	6.500%	9/15/37	65,165	89,616
Commonwealth Edison Co.	4.350%	11/15/45	6,815	7,787
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	9,500	12,300
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	68,083
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	30,855	35,546
Delmarva Power & Light Co.	3.500%	11/15/23	9,550	10,338
6 Dominion Resources Inc.	2.962%	7/1/19	17,030	17,478
Dominion Resources Inc.	4.450%	3/15/21	30,000	33,185
Dominion Resources Inc.	3.625%	12/1/24	23,850	25,208
Duke Energy Carolinas LLC	5.250%	1/15/18	20,980	22,057
Duke Energy Carolinas LLC	3.900%	6/15/21	11,045	12,077
Duke Energy Carolinas LLC	6.100%	6/1/37	13,915	18,516
Duke Energy Carolinas LLC	4.250%	12/15/41	6,375	7,103
Duke Energy Carolinas LLC	4.000%	9/30/42	5,205	5,592
Duke Energy Corp.	2.150%	11/15/16	35,000	35,042
Duke Energy Corp.	1.625%	8/15/17	34,840	34,943
Duke Energy Corp.	2.650%	9/1/26	17,480	17,138
Duke Energy Corp.	4.800%	12/15/45	37,600	42,829
Duke Energy Corp.	3.750%	9/1/46	14,740	14,328
Duke Energy Progress Llc	2.800%	5/15/22	20,140	21,183
Duke Energy Progress LLC	6.300%	4/1/38	1,625	2,269
Duke Energy Progress LLC	4.200%	8/15/45	42,055	46,891
Entergy Corp.	2.950%	9/1/26	22,080	22,083
Eversource Energy	4.500%	11/15/19	1,880	2,041
Eversource Energy	3.150%	1/15/25	6,775	7,031
Florida Power & Light Co.	6.200%	6/1/36	22,452	30,939
Florida Power & Light Co.	5.250%	2/1/41	29,745	38,226
Florida Power & Light Co.	4.125%	2/1/42	20,000	22,524
5 Fortis Inc.	3.055%	10/4/26	28,865	28,759
Georgia Power Co.	5.700%	6/1/17	50,000	51,355
Georgia Power Co.	5.950%	2/1/39	30,476	39,680
Georgia Power Co.	5.400%	6/1/40	10,136	12,490
Georgia Power Co.	4.750%	9/1/40	6,105	7,011
Georgia Power Co.	4.300%	3/15/42	47,540	51,892
MidAmerican Energy Co.	5.750%	11/1/35	9,925	12,933
MidAmerican Energy Co.	4.250%	5/1/46	13,105	14,988
Mississippi Power Co.	4.250%	3/15/42	20,000	18,759
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	14,515
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	32,210	33,523
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	30,500	31,363
Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	12,664
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	13,935	15,402
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	14,266	14,868
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	11,325	14,333
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	1,025	1,198
Pacific Gas & Electric Co.	4.250%	5/15/21	8,335	9,182
Pacific Gas & Electric Co.	2.450%	8/15/22	45,000	46,178
Pacific Gas & Electric Co.	3.750%	8/15/42	35,460	36,536
PacifiCorp	2.950%	6/1/23	14,835	15,588
PacifiCorp	5.750%	4/1/37	11,135	14,605
Potomac Electric Power Co.	6.500%	11/15/37	8,000	11,353
PPL Electric Utilities Corp.	2.500%	9/1/22	12,830	13,161
PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,730
Progress Energy Inc.	3.150%	4/1/22	20,800	21,767
Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	10,695
Puget Sound Energy Inc.	4.434%	11/15/41	19,880	22,754
South Carolina Electric & Gas Co.	6.050%	1/15/38	8,355	11,053
South Carolina Electric & Gas Co.	4.350%	2/1/42	29,880	32,695
South Carolina Electric & Gas Co.	4.100%	6/15/46	18,810	20,126

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	South Carolina Electric & Gas Co.	5.100%	6/1/65	19,550	23,004
	Southern California Edison Co.	5.500%	8/15/18	31,730	34,247
	Southern California Edison Co.	3.875%	6/1/21	24,860	27,229
	Southern California Edison Co.	2.400%	2/1/22	8,270	8,514
	Southern California Edison Co.	4.500%	9/1/40	5,150	6,008
	Southern California Edison Co.	3.600%	2/1/45	8,160	8,548
	Southern Co.	2.950%	7/1/23	44,985	46,461
	Southwestern Electric Power Co.	2.750%	10/1/26	25,000	24,875
	Tampa Electric Co.	2.600%	9/15/22	20,205	20,796
	Virginia Electric & Power Co.	5.950%	9/15/17	50,000	52,118
	Virginia Electric & Power Co.	6.000%	5/15/37	9,435	12,595
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	18,034
	Natural Gas (0.3%)
5	KeySpan Gas East Corp.	2.742%	8/15/26	37,580	38,047
5	KeySpan Gas East Corp.	5.819%	4/1/41	5,060	6,546
	NiSource Finance Corp.	6.400%	3/15/18	19,895	21,248
	Nisource Finance Corp.	5.250%	2/15/43	13,546	16,142
	NiSource Finance Corp.	4.800%	2/15/44	8,500	9,626
	Sempra Energy	2.850%	11/15/20	11,900	12,319
	Sempra Energy	6.000%	10/15/39	35,849	45,880
	Southern California Gas Co.	2.600%	6/15/26	28,885	29,462
					1,979,094

Total Corporate Bonds (Cost $19,722,824)					21,163,986

Sovereign Bonds (U.S. Dollar-Denominated) (2.9%)
5	Abu Dhabi National Energy Co. PJSC	5.875%	10/27/16	10,000	10,011
5	CDP Financial Inc.	4.400%	11/25/19	22,000	24,012
5	Electricite de France SA	4.600%	1/27/20	31,972	34,792
5	Electricite de France SA	4.875%	1/22/44	2,910	3,139
5	Electricite de France SA	4.950%	10/13/45	12,500	13,602
3,5	Electricite de France SA	5.250%	1/29/49	17,185	16,863
3,5	Electricite de France SA	5.625%	12/29/49	10,640	10,440
	Export-Import Bank of Korea	1.750%	5/26/19	70,100	70,569
	Japan Treasury Discount Bill	0.000%	10/11/16	7,530,000	74,193
	Japan Treasury Discount Bill	0.000%	11/14/16	7,800,000	77,019
	Japan Treasury Discount Bill	0.000%	11/28/16	7,700,000	75,957
	Japan Treasury Discount Bill	0.000%	12/12/16	7,900,000	77,950
	Korea Development Bank	2.875%	8/22/18	32,285	33,141
	Korea Development Bank	2.500%	3/11/20	62,550	64,273
5	Petroleos Mexicanos	5.500%	2/4/19	10,825	11,427
	Province of New Brunswick	5.200%	2/21/17	30,000	30,476
	Province of Ontario	4.400%	4/14/20	48,000	52,848
	Province of Ontario	2.500%	4/27/26	100,400	103,793
	Quebec	2.500%	4/20/26	134,755	138,125
5	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	51,685	52,551
5	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	51,685	52,819
5	Sinopec Group Overseas Development 2016 Ltd.	3.500%	5/3/26	28,000	29,068
5	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	41,455	42,637
	Statoil ASA	3.125%	8/17/17	33,000	33,532
	Statoil ASA	5.250%	4/15/19	8,895	9,722
	Statoil ASA	2.250%	11/8/19	16,095	16,404
	Statoil ASA	2.900%	11/8/20	22,450	23,491
	Statoil ASA	2.750%	11/10/21	31,091	32,460
	Statoil ASA	2.450%	1/17/23	10,840	11,025
	Statoil ASA	2.650%	1/15/24	10,105	10,356
	Statoil ASA	3.700%	3/1/24	20,035	21,881
	Statoil ASA	3.250%	11/10/24	22,425	23,875
5	Temasek Financial I Ltd.	2.375%	1/23/23	39,070	39,964
	United Kingdom Treasury Bill	0.000%	1/3/17	60,000	77,862
	United Mexican States	3.500%	1/21/21	11,250	11,960
	United Mexican States	3.600%	1/30/25	9,855	10,215

Total Sovereign Bonds (Cost $1,381,120)					1,422,452

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Taxable Municipal Bonds (2.8%)
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	33,860	51,543
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	22,775	36,599
California GO	5.700%	11/1/21	15,655	18,509
California GO	7.550%	4/1/39	45,525	72,710
California GO	7.300%	10/1/39	4,460	6,798
California GO	7.625%	3/1/40	2,345	3,732
California GO	7.600%	11/1/40	47,525	77,326
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	5,715
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	14,590	16,460
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	13,390	19,388
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	12,640	16,756
Chicago Transit Authority	6.899%	12/1/40	24,650	32,570
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	32,632
District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	8,499
Duke University North Carolina Revenue	5.850%	4/1/37	62,165	86,365
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	42,526	57,752
Houston TX GO	6.290%	3/1/32	21,830	27,670
Illinois GO	5.100%	6/1/33	50,105	48,218
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	16,525	22,107
Kansas Development Finance Authority Revenue	4.927%	4/15/45	47,000	53,483
Los Angeles CA Community College District GO	6.750%	8/1/49	12,915	20,563
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	28,590	43,709
Los Angeles CA Unified School District GO	5.750%	7/1/34	30,000	39,967
Louisville & Jefferson County KY Metropolitan Sewer
District Sewer & Drainage System Revenue	6.250%	5/15/43	11,000	15,687
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	12,005	16,443
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	15,000	20,679
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	45,470
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	3,050
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	1,805	2,042
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	12,820	18,572
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	5,600	8,118
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,867
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,940	23,294
New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	37,645
North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,790	49,605
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	14,510	19,873
Oregon School Boards Association GO	4.759%	6/30/28	15,000	17,615
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	9,605	12,172
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	7,630
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	58,000	67,014
Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	10,910	13,291
Princeton University New Jersey GO	5.700%	3/1/39	13,020	18,944
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	8,686
Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	15,652
University of California	3.931%	5/15/45	18,275	19,562

Wellesley Income Fund

Face	Market
Maturity	Amount	Value
Coupon	Date	($000)	($000)
University of California Regents Medical Center
Revenue	6.548%	5/15/48	16,165	23,189
University of California Regents Medical Center
Revenue	6.583%	5/15/49	20,890	29,984
University of California Revenue	4.601%	5/15/31	19,390	22,652
University of California Revenue	5.770%	5/15/43	23,675	31,853
University of California Revenue	4.765%	5/15/44	4,740	5,195
Utah GO	3.289%	7/1/20	21,900	23,449
7	Wisconsin GO	5.700%	5/1/26	9,000	11,017

Total Taxable Municipal Bonds (Cost $1,119,773)	1,391,321

Shares

Common Stocks (36.2%)
Consumer Discretionary (0.6%)
McDonald's Corp.	2,703,790	311,909

Consumer Staples (5.2%)
Philip Morris International Inc.	6,631,860	644,749
Kraft Heinz Co.	4,255,286	380,891
British American Tobacco plc	5,637,221	360,517
Coca-Cola Co.	7,383,760	312,481
Altria Group Inc.	3,504,640	221,598
PepsiCo Inc.	1,972,770	214,578
Procter & Gamble Co.	1,939,880	174,104
^	Diageo plc ADR	1,247,260	144,732
Unilever NV	1,950,290	89,908
Kimberly-Clark Corp.	603,770	76,160
2,619,718
Energy (5.1%)
Exxon Mobil Corp.	5,292,010	461,887
Chevron Corp.	4,332,340	445,884
Suncor Energy Inc.	12,439,320	345,564
Occidental Petroleum Corp.	4,590,270	334,723
^	TransCanada Corp.	4,876,020	231,583
Phillips 66	2,537,730	204,414
Enbridge Inc.	3,940,490	174,288
Royal Dutch Shell plc Class B	6,612,670	171,574
Marathon Petroleum Corp.	3,816,550	154,914
2,524,831
Financials (5.0%)
JPMorgan Chase & Co.	9,212,680	613,472
Wells Fargo & Co.	13,720,112	607,526
BlackRock Inc.	915,480	331,825
Chubb Ltd.	1,994,143	250,564
MetLife Inc.	4,906,280	217,986
M&T Bank Corp.	1,588,930	184,475
Thomson Reuters Corp.	4,182,690	173,080
National Bank of Canada	3,037,700	107,713
2,486,641
Health Care (5.2%)
Merck & Co. Inc.	10,614,970	662,480
Johnson & Johnson	5,603,630	661,957
Pfizer Inc.	17,470,847	591,737
^	AstraZeneca plc ADR	7,629,640	250,710
Novartis AG	2,919,307	229,578
Roche Holding AG	710,198	175,942
2,572,404
Industrials (4.2%)
General Electric Co.	18,474,270	547,208
Eaton Corp. plc	5,752,630	378,005
Union Pacific Corp.	3,226,840	314,714
Lockheed Martin Corp.	918,990	220,300
3M Co.	1,160,830	204,573

Wellesley Income Fund

				Market
				Value
			Shares	($000)
Caterpillar Inc.			2,270,800	201,579
United Parcel Service Inc. Class B			1,433,030	156,716
Waste Management Inc.			1,563,510	99,690
				2,122,785
Information Technology (5.0%)
Microsoft Corp.			15,263,120	879,156
Cisco Systems Inc.			18,774,760	595,535
Intel Corp.			13,500,550	509,646
Analog Devices Inc.			4,019,397	259,050
Maxim Integrated Products Inc.			4,165,770	166,339
International Business Machines Corp.			493,960	78,466
				2,488,192
Materials (1.2%)
Dow Chemical Co.			5,163,190	267,608
^ Agrium Inc.			2,027,479	183,872
International Paper Co.			1,947,210	93,427
Nucor Corp.			1,294,650	64,021
				608,928
Telecommunication Services (1.6%)
Verizon Communications Inc.			10,003,326	519,973
BCE Inc.			5,612,180	259,188
				779,161
Utilities (3.1%)
Dominion Resources Inc.			6,085,370	451,960
Xcel Energy Inc.			6,311,960	259,674
Duke Energy Corp.			3,199,620	256,098
Eversource Energy			4,052,250	219,551
National Grid plc			14,669,406	207,326
NextEra Energy Inc.			1,266,080	154,867
				1,549,476

Total Common Stocks (Cost $13,395,843)				18,064,045

	Coupon

Temporary Cash Investments (2.3%)
Money Market Fund (0.8%)
8,9 Vanguard Market Liquidity Fund	0.640%		3,809	380,962

			Face	Market
		Maturity	Amount	Value
		Date	($000)	($000)
Repurchase Agreements (0.7%)
Bank of America Securities, LLC (Dated 9/30/16,
Repurchase Value $75,203,000, collateralized by
Federal Home Loan Mortgage Corp. 0.000%-3.500%,
2/1/43-7/1/46, with a value of $76,704,000)	0.490%	10/3/16	75,200	75,200
Deutsche Bank Securities, Inc. (Dated 9/30/16,
Repurchase Value $57,302,000, collateralized by
U.S. Treasury Note/Bond 2.125%, 3/15/25, with a
value of $58,446,000)	0.510%	10/3/16	57,300	57,300
HSBC Bank USA (Dated 9/30/16, Repurchase Value
$110,504,000, collateralized by Federal National
Mortgage Assn. 3.500%, 12/1/42-9/1/46, with a value
of $112,713,000)	0.470%	10/3/16	110,500	110,500
RBC Capital Markets LLC (Dated 9/30/16, Repurchase
Value $80,903,000, collateralized by Federal National
Mortgage Assn. 2.418%-6.000%, 9/1/26-7/1/46, and
Federal Home Loan Mortgage Corp. 4.000%, 5/1/44,
with a value of $82,518,000)	0.460%	10/3/16	80,900	80,900

Wellesley Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	RBS Securities, Inc. (Dated 9/30/16, Repurchase Value
	$3,300,000, collateralized by U.S. Treasury
	Note/Bond 0.500%, 1/31/17, with a value of
	$3,370,000)	0.470%	10/3/16	3,300	3,300
					327,200
U.S. Government and Agency Obligations (0.8%)
2	Federal Home Loan Bank Discount Notes	0.295%	11/7/16	50,000	49,987
2	Federal Home Loan Bank Discount Notes	0.330%	11/18/16	121,650	121,607
2	Federal Home Loan Bank Discount Notes	0.340%	11/23/16	25,000	24,990
2	Federal Home Loan Bank Discount Notes	0.345%	12/2/16	39,400	39,380
2	Federal Home Loan Bank Discount Notes	0.340%	12/6/16	50,000	49,974
	United States Treasury Bill	0.353%	12/15/16	125,000	124,950
					410,888
Total Temporary Cash Investments (Cost $1,118,979)					1,119,050
Total Investments (100.0%) (Cost $43,190,843)					49,841,274
					Amount
					($000)
Other Assets and Liabilities (0.0%)[9,10]
Other Assets
Investment in Vanguard					3,813
Receivables for Investment Securities Sold					372,181
Receivables for Accrued Income					288,199
Receivables for Capital Shares Issued					37,658
Other Assets					13,750
Total Other Assets					715,601
Liabilities
Payable for Investment Securities Purchased					(233,129)
Collateral for Securities on Loan					(380,925)
Payable for Capital Shares Redeemed					(27,172)
Payables to Vanguard					(55,644)
Other Liabilities					(7,505)
Total Liabilities					(704,375)
Net Assets (100.0%)					49,852,500

Wellesley Income Fund

At September 30, 2016, net assets consisted of:

Amount
($000)
Paid-in Capital	42,963,987
Undistributed Net Investment Income	27,078
Accumulated Net Realized Gains	211,960
Unrealized Appreciation (Depreciation)
Investment Securities	6,650,431
Futures Contracts	(585)
Forward Currency Contracts	(88)
Foreign Currencies	(283)
Net Assets	49,852,500

Investor Shares—Net Assets
Applicable to 542,428,327 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	14,174,821
Net Asset Value Per Share—Investor Shares	$26.13

Admiral Shares—Net Assets
Applicable to 563,615,577 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	35,677,679
Net Asset Value Per Share—Admiral Shares	$63.30

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $367,042,000.
1 Securities with a value of $236,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate value of these securities was $4,173,373,000, representing 8.4% of net assets.
6 Adjustable-rate security.
7 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
9 Includes $380,925,000 of collateral received for securities on loan.
10 Cash of $7,037,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Wellesley Income Fund

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website.

Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room.

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (13.3%)
U.S. Government Securities (11.1%)
1	United States Treasury Note/Bond	1.500%	6/30/16	14,200	14,331
	United States Treasury Note/Bond	0.500%	7/31/16	122,000	122,190
	United States Treasury Note/Bond	0.875%	9/15/16	135,400	136,035
	United States Treasury Note/Bond	0.625%	12/31/16	223,120	223,573
	United States Treasury Note/Bond	0.875%	1/31/17	44,979	45,212
	United States Treasury Note/Bond	0.500%	2/28/17	11,000	11,002
	United States Treasury Note/Bond	0.500%	3/31/17	113,300	113,300
	United States Treasury Note/Bond	0.625%	7/31/17	298,000	298,140
	United States Treasury Note/Bond	1.000%	9/15/17	553,000	556,976
2	United States Treasury Note/Bond	1.375%	9/30/18	616,100	624,183
	United States Treasury Note/Bond	1.750%	9/30/19	665,000	679,131
	United States Treasury Note/Bond	1.625%	6/30/20	100,000	101,281
	United States Treasury Note/Bond	2.000%	2/15/25	450,700	449,082
	United States Treasury Note/Bond	2.875%	5/15/43	416,960	415,851
	United States Treasury Note/Bond	3.625%	2/15/44	105,000	120,832
	United States Treasury Note/Bond	3.375%	5/15/44	376,000	412,893
	United States Treasury Note/Bond	3.125%	8/15/44	58,465	61,224
	United States Treasury Note/Bond	2.500%	2/15/45	27,360	25,210
					4,410,446
Agency Bonds and Notes (0.2%)
	Private Export Funding Corp.	2.250%	12/15/17	51,055	52,398
3	Tennessee Valley Authority	4.625%	9/15/60	19,800	21,908
					74,306
Conventional Mortgage-Backed Securities (1.7%)
4,5	Fannie Mae Pool	2.500%	3/1/27–1/1/29	9,239	9,441
4,5,6	Fannie Mae Pool	3.500%	10/1/45	238,000	248,189
4,5	Fannie Mae Pool	4.500%	10/1/29–10/1/45	285,960	311,816
4,5	Freddie Mac Gold Pool	4.000%	6/1/18–1/1/42	6	7
4,5	Freddie Mac Gold Pool	4.500%	4/1/25–10/1/45	75,937	83,108
4	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	67	78
4	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	5,280	6,002
					658,641
Nonconventional Mortgage-Backed Securities (0.3%)
4,5	Fannie Mae REMICS	3.500%	4/25/31	6,910	7,332
4,5	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	13,201	14,529
4,5	Freddie Mac REMICS	3.500%	3/15/31	4,095	4,349
4,5	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	77,206	85,308
					111,518

Total U.S. Government and Agency Obligations (Cost $5,124,648)					5,254,911

Asset-Backed/Commercial Mortgage-Backed Securities (3.2%)
4	Ally Master Owner Trust Series 2012-4	1.720%	7/15/19	25,000	25,202
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	95,780	96,184
4	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	117,745	118,404

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	American Tower Trust I	1.551%	3/15/18	13,530	13,473
7	American Tower Trust I	3.070%	3/15/23	32,900	32,763
4,7,8	Apidos CDO	1.789%	4/17/26	39,850	39,584
4,7,8	ARES CLO Ltd.	1.808%	4/17/26	39,670	39,672
4,7,8	Atlas Senior Loan Fund Ltd.	1.829%	10/15/26	12,360	12,284
4,7,8	Atlas Senior Loan Fund V Ltd.	1.838%	7/16/26	9,890	9,835
4,7	Avis Budget Rental Car Funding AESOP LLC 2010-5A	3.150%	3/20/17	8,000	8,044
4,7,8	Babson CLO Ltd.	1.777%	7/20/25	4,555	4,550
4	Banc of America Commercial Mortgage Trust 2006-2	5.948%	5/10/45	9,891	10,007
4	Banc of America Commercial Mortgage Trust 2006-5	5.414%	9/10/47	14,922	15,211
4	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.540%	9/11/41	7,811	8,012
4,7,8	CECLO 2013-20A 144A	1.775%	1/25/26	40,000	39,719
4,7,8	Cent CLO	1.785%	7/27/26	13,260	13,249
4,7,8	Cent CLO 22 Ltd.	1.791%	11/7/26	30,200	29,947
4,7,8	CIFC Funding Ltd.	1.787%	4/18/25	38,255	38,229
4	COMM 2006-C7 Mortgage Trust	5.954%	6/10/46	6,501	6,612
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	16,040	16,563
4	Credit Suisse Commercial Mortgage Trust Series 2006-
	C4	5.467%	9/15/39	9,421	9,618
4,7,8	Dryden Senior Loan Fund	1.637%	4/18/26	37,710	37,440
4,7	First Investors Auto Owner Trust 2013-2	1.230%	3/15/19	4,329	4,334
4,7	Ford Credit Floorplan Master Owner Trust A	2.090%	3/15/22	10,250	10,352
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	27,005	27,306
4,7	Hilton USA Trust 2013-HLT	2.662%	11/5/30	37,815	37,765
4,7,8	ING Investment Management Co.	1.787%	4/18/26	37,635	37,609
4	LB-UBS Commercial Mortgage Trust 2006-C4	6.029%	6/15/38	8,630	8,771
4,8	LB-UBS Commercial Mortgage Trust 2008-C1	6.269%	4/15/41	22,369	24,259
4,7,8	Limerock CLO	1.787%	4/18/26	43,000	42,712
4,7,8	Madison Park Funding XII Ltd.	1.737%	1/19/25	24,975	24,915
4,7,8	Madison Park Funding XIII Ltd.	1.787%	7/20/26	29,375	29,354
4	Merrill Lynch Mortgage Trust 2006-C1	5.865%	5/12/39	10,965	11,102
4,7	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	23,260	26,173
4,7,8	OZLM VI Ltd.	1.838%	4/17/26	30,910	30,840
4	Santander Drive Auto Receivables Trust 2013-2	2.570%	3/15/19	15,610	15,737
4	Santander Drive Auto Receivables Trust 2014-2	2.330%	11/15/19	9,665	9,746
7	SBA Tower Trust	2.898%	10/15/19	37,250	37,664
4,7,8	Seneca Park CLO Ltd.	1.769%	7/17/26	21,705	21,672
4,7,8	SFAVE Commercial Mortgage Securities Trust 2015-
	5AVE	4.144%	1/5/35	22,000	21,829
4,7,8	Shackleton CLO Ltd.	1.769%	7/17/26	20,985	20,953
4,7	Springleaf Funding Trust	2.410%	12/15/22	37,000	37,015
4,7	Springleaf Funding Trust	3.160%	11/15/24	43,060	43,932
4,7	Springleaf Funding Trust 2015-B	3.480%	5/15/28	19,420	19,852
4,7	Springleaf Mortgage Loan Trust 2013-1A	2.310%	6/25/58	7,480	7,382
4,7,8	SYMP 14-14AA2 144A	1.766%	7/14/26	36,945	36,655
4,7,8	Thacher Park CLO 2014-1	1.757%	10/20/26	16,115	16,082
4	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	6,775	7,127
4,7,8	Voya CLO 2014-2 Ltd.	1.739%	7/17/26	5,905	5,889
4,7	Westlake Automobile Receivables Trust	0.970%	10/16/17	16,108	16,102

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,256,020)					1,257,731

Corporate Bonds (40.9%)
Finance (16.0%)
	Banking (12.2%)
	American Express Co.	5.500%	9/12/16	25,000	26,058
	American Express Co.	6.150%	8/28/17	35,000	37,960
	American Express Credit Corp.	2.375%	3/24/17	35,650	36,209
	American Express Credit Corp.	2.250%	8/15/19	24,000	24,098
	Bank of America Corp.	3.750%	7/12/16	23,000	23,445
	Bank of America Corp.	5.625%	10/14/16	22,500	23,498
	Bank of America Corp.	6.875%	4/25/18	32,000	35,770
	Bank of America Corp.	5.650%	5/1/18	60,090	65,413

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	5.625%	7/1/20	28,825	32,484
Bank of America Corp.	5.875%	1/5/21	10,285	11,755
Bank of America Corp.	5.000%	5/13/21	35,910	39,475
Bank of America Corp.	3.300%	1/11/23	18,875	18,736
Bank of America Corp.	4.100%	7/24/23	47,670	49,296
Bank of America Corp.	4.125%	1/22/24	7,500	7,838
Bank of America Corp.	4.000%	1/22/25	26,225	25,637
Bank of America Corp.	6.110%	1/29/37	30,000	34,425
Bank of America Corp.	5.875%	2/7/42	8,770	10,260
Bank of America Corp.	5.000%	1/21/44	24,180	25,235
Bank of America Corp.	4.875%	4/1/44	7,820	8,136
Bank of Montreal	2.500%	1/11/17	71,580	72,863
Bank of Montreal	2.375%	1/25/19	29,000	29,503
Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	54,981
Bank of New York Mellon Corp.	2.150%	2/24/20	49,755	49,716
Bank of New York Mellon Corp.	3.000%	2/24/25	22,710	22,246
Bank of Nova Scotia	2.550%	1/12/17	31,000	31,569
Bank of Nova Scotia	2.800%	7/21/21	58,100	58,777
7 Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	44,350	44,231
Bank One Corp.	7.750%	7/15/25	25,000	31,882
7 Barclays Bank plc	6.050%	12/4/17	27,600	29,771
Barclays Bank plc	2.500%	2/20/19	25,800	26,234
Barclays Bank plc	6.750%	5/22/19	18,605	21,683
Barclays Bank plc	5.125%	1/8/20	12,065	13,480
Barclays Bank plc	5.140%	10/14/20	7,935	8,713
Barclays Bank plc	3.750%	5/15/24	19,300	19,577
BB&T Corp.	1.600%	8/15/17	19,775	19,860
BB&T Corp.	5.250%	11/1/19	19,000	20,989
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	16,638
BNP Paribas SA	2.400%	12/12/18	11,000	11,137
BNP Paribas SA	3.250%	3/3/23	6,750	6,806
BPCE SA	2.500%	12/10/18	15,570	15,874
BPCE SA	2.500%	7/15/19	42,100	42,721
BPCE SA	4.000%	4/15/24	32,755	34,041
7 BPCE SA	5.150%	7/21/24	30,510	30,994
Capital One Financial Corp.	3.150%	7/15/16	4,045	4,111
Capital One Financial Corp.	4.750%	7/15/21	36,165	39,461
Capital One Financial Corp.	3.750%	4/24/24	60,945	60,528
Capital One Financial Corp.	3.200%	2/5/25	12,500	11,911
Citigroup Inc.	4.587%	12/15/15	767	773
Citigroup Inc.	4.450%	1/10/17	7,075	7,356
Citigroup Inc.	6.125%	11/21/17	18,000	19,615
Citigroup Inc.	1.750%	5/1/18	13,000	12,918
Citigroup Inc.	6.125%	5/15/18	8,500	9,396
Citigroup Inc.	2.500%	9/26/18	31,000	31,415
Citigroup Inc.	2.550%	4/8/19	30,000	30,273
Citigroup Inc.	8.500%	5/22/19	28,000	33,807
Citigroup Inc.	2.500%	7/29/19	29,565	29,781
Citigroup Inc.	2.400%	2/18/20	50,000	49,612
Citigroup Inc.	5.375%	8/9/20	17,663	19,719
Citigroup Inc.	4.500%	1/14/22	30,140	32,610
Citigroup Inc.	6.625%	6/15/32	9,000	10,609
Citigroup Inc.	8.125%	7/15/39	3,380	4,864
Citigroup Inc.	5.875%	1/30/42	7,460	8,665
Citigroup Inc.	4.950%	11/7/43	7,000	7,250
Citigroup Inc.	5.300%	5/6/44	15,745	16,388
Compass Bank	2.750%	9/29/19	12,250	12,205
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	44,660	45,123
7 Credit Agricole SA	2.500%	4/15/19	45,420	46,078
Credit Suisse	1.750%	1/29/18	25,940	25,926
Credit Suisse	2.300%	5/28/19	18,975	19,035
Credit Suisse	5.300%	8/13/19	9,000	10,005
Credit Suisse	3.000%	10/29/21	53,710	53,773
Credit Suisse	3.625%	9/9/24	3,955	3,952
7 Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	45,685	45,678

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
7 Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	57,400	56,214
Deutsche Bank AG	2.500%	2/13/19	44,000	44,237
Fifth Third Bank/Cincinnati OH	2.875%	10/1/21	8,780	8,841
Goldman Sachs Group Inc.	5.950%	1/18/18	24,190	26,391
Goldman Sachs Group Inc.	2.900%	7/19/18	55,000	56,299
Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	24,246
Goldman Sachs Group Inc.	5.375%	3/15/20	24,305	27,109
Goldman Sachs Group Inc.	2.600%	4/23/20	11,900	11,946
Goldman Sachs Group Inc.	6.000%	6/15/20	23,755	27,280
Goldman Sachs Group Inc.	5.250%	7/27/21	70,165	78,251
Goldman Sachs Group Inc.	5.750%	1/24/22	67,095	77,017
Goldman Sachs Group Inc.	3.625%	1/22/23	7,715	7,804
Goldman Sachs Group Inc.	3.500%	1/23/25	16,660	16,329
Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	23,809
Goldman Sachs Group Inc.	6.450%	5/1/36	25,000	29,062
Goldman Sachs Group Inc.	6.250%	2/1/41	35,790	43,235
Goldman Sachs Group Inc.	4.800%	7/8/44	19,895	20,053
7 HSBC Bank plc	4.750%	1/19/21	42,960	47,715
HSBC Bank USA NA/New York NY	5.875%	11/1/34	21,000	24,350
HSBC Holdings plc	4.000%	3/30/22	10,870	11,412
HSBC Holdings plc	7.625%	5/17/32	15,800	20,080
HSBC Holdings plc	6.500%	5/2/36	22,000	25,882
HSBC Holdings plc	6.100%	1/14/42	43,680	53,807
HSBC Holdings plc	5.250%	3/14/44	5,795	5,895
HSBC USA Inc.	1.625%	1/16/18	35,910	35,839
HSBC USA Inc.	2.350%	3/5/20	58,195	57,403
HSBC USA Inc.	3.500%	6/23/24	26,200	26,664
Huntington National Bank	1.700%	2/26/18	15,000	14,918
Huntington National Bank	2.200%	4/1/19	17,850	17,845
Huntington National Bank	2.400%	4/1/20	36,530	36,286
7 ING Bank NV	3.750%	3/7/17	35,000	36,139
7 ING Bank NV	1.800%	3/16/18	51,425	51,469
JPMorgan Chase & Co.	2.000%	8/15/17	51,000	51,349
JPMorgan Chase & Co.	6.300%	4/23/19	68,310	77,526
JPMorgan Chase & Co.	4.625%	5/10/21	14,000	15,240
JPMorgan Chase & Co.	4.350%	8/15/21	33,285	35,722
JPMorgan Chase & Co.	4.500%	1/24/22	18,260	19,708
JPMorgan Chase & Co.	3.250%	9/23/22	22,380	22,374
JPMorgan Chase & Co.	3.375%	5/1/23	36,370	35,537
JPMorgan Chase & Co.	3.875%	2/1/24	11,200	11,538
JPMorgan Chase & Co.	4.125%	12/15/26	24,400	24,292
JPMorgan Chase & Co.	4.250%	10/1/27	9,275	9,194
JPMorgan Chase & Co.	5.600%	7/15/41	70,000	80,169
JPMorgan Chase & Co.	5.400%	1/6/42	16,235	18,179
JPMorgan Chase & Co.	5.625%	8/16/43	13,500	14,785
7 Macquarie Bank Ltd.	2.400%	1/21/20	10,195	10,165
Manufacturers & Traders Trust Co.	2.100%	2/6/20	14,540	14,451
Manufacturers & Traders Trust Co.	2.900%	2/6/25	20,085	19,249
Morgan Stanley	5.450%	1/9/17	15,000	15,752
Morgan Stanley	1.875%	1/5/18	9,470	9,497
Morgan Stanley	6.625%	4/1/18	25,000	27,830
Morgan Stanley	2.125%	4/25/18	104,400	104,920
Morgan Stanley	2.500%	1/24/19	43,200	43,791
Morgan Stanley	7.300%	5/13/19	53,955	62,995
Morgan Stanley	5.500%	7/24/20	15,000	16,816
Morgan Stanley	5.750%	1/25/21	13,900	15,806
Morgan Stanley	3.875%	4/29/24	22,050	22,535
Morgan Stanley	4.000%	7/23/25	20,805	21,203
Morgan Stanley	7.250%	4/1/32	51,100	67,203
Morgan Stanley	4.300%	1/27/45	24,705	22,923
National City Bank	5.800%	6/7/17	50,000	53,206
7 Nationwide Building Society	2.350%	1/21/20	22,720	22,792
Northern Trust Corp.	3.450%	11/4/20	10,285	10,865
PNC Bank NA	5.250%	1/15/17	16,000	16,793
PNC Bank NA	3.300%	10/30/24	14,645	14,583

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PNC Bank NA	2.950%	2/23/25	34,775	33,677
PNC Financial Services Group Inc.	3.900%	4/29/24	40,150	40,633
Santander Bank NA	2.000%	1/12/18	21,075	21,031
Santander Holdings USA Inc.	2.650%	4/17/20	19,225	19,085
7 Skandinaviska Enskilda Banken AB	2.450%	5/27/20	50,900	51,342
State Street Corp.	5.375%	4/30/17	55,500	59,033
Svenska Handelsbanken AB	2.875%	4/4/17	57,000	58,378
Synchrony Financial	3.000%	8/15/19	8,570	8,639
Synchrony Financial	2.700%	2/3/20	12,580	12,438
UBS AG	4.875%	8/4/20	45,000	50,097
7 UBS Group Funding Jersey Ltd.	2.950%	9/24/20	36,710	36,740
US Bancorp	3.700%	1/30/24	39,005	40,842
Wachovia Corp.	5.750%	2/1/18	9,500	10,385
Wachovia Corp.	6.605%	10/1/25	15,000	18,199
Wells Fargo & Co.	5.625%	12/11/17	47,000	51,037
Wells Fargo & Co.	2.150%	1/30/20	46,920	46,826
Wells Fargo & Co.	3.000%	1/22/21	27,580	28,358
Wells Fargo & Co.	4.600%	4/1/21	40,000	43,878
Wells Fargo & Co.	3.500%	3/8/22	54,840	56,708
Wells Fargo & Co.	3.450%	2/13/23	49,865	49,657
Wells Fargo & Co.	4.480%	1/16/24	34,444	36,157
Wells Fargo & Co.	3.000%	2/19/25	28,660	27,513
Wells Fargo & Co.	5.606%	1/15/44	28,551	31,810
Wells Fargo & Co.	4.650%	11/4/44	20,735	20,317
Brokerage (0.0%)
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	7,475

Finance Companies (1.1%)
General Electric Capital Corp.	5.300%	2/11/21	6,305	7,252
General Electric Capital Corp.	4.650%	10/17/21	65,000	73,252
General Electric Capital Corp.	3.150%	9/7/22	58,351	60,243
General Electric Capital Corp.	3.100%	1/9/23	21,285	21,766
General Electric Capital Corp.	6.750%	3/15/32	34,795	47,371
General Electric Capital Corp.	6.150%	8/7/37	46,120	59,604
General Electric Capital Corp.	5.875%	1/14/38	96,305	120,317
General Electric Capital Corp.	6.875%	1/10/39	34,590	48,639
Insurance (2.3%)
ACE INA Holdings Inc.	2.600%	11/23/15	24,000	24,034
ACE INA Holdings Inc.	5.700%	2/15/17	15,000	15,914
ACE INA Holdings Inc.	5.900%	6/15/19	15,000	17,074
ACE INA Holdings Inc.	3.350%	5/15/24	20,340	20,333
Aetna Inc.	1.750%	5/15/17	2,966	2,985
Anthem Inc.	2.300%	7/15/18	12,045	12,142
Anthem Inc.	3.700%	8/15/21	25,635	26,427
Anthem Inc.	3.125%	5/15/22	30,450	30,003
Anthem Inc.	3.300%	1/15/23	20,000	19,713
Anthem Inc.	4.650%	8/15/44	8,832	8,560
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	35,218
Cigna Corp.	3.250%	4/15/25	43,165	41,636
CNA Financial Corp.	3.950%	5/15/24	4,335	4,365
7 Five Corners Funding Trust	4.419%	11/15/23	5,320	5,584
Hartford Financial Services Group Inc.	5.500%	10/15/16	16,665	17,422
7 Liberty Mutual Group Inc.	4.250%	6/15/23	11,825	12,189
7 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	27,310
Loews Corp.	2.625%	5/15/23	14,100	13,478
7 MassMutual Global Funding II	2.100%	8/2/18	45,015	45,633
7 MassMutual Global Funding II	2.350%	4/9/19	22,000	22,351
MetLife Inc.	1.903%	12/15/17	7,340	7,393
MetLife Inc.	3.600%	4/10/24	28,000	28,526
MetLife Inc.	4.125%	8/13/42	5,300	5,009
MetLife Inc.	4.875%	11/13/43	17,500	18,544
7 Metropolitan Life Global Funding I	1.500%	1/10/18	35,550	35,471
7 Metropolitan Life Global Funding I	1.875%	6/22/18	16,315	16,429

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

7 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	32,438
7 New York Life Global Funding	1.650%	5/15/17	53,000	53,434
7 New York Life Insurance Co.	5.875%	5/15/33	44,785	53,072
Prudential Financial Inc.	3.000%	5/12/16	3,550	3,593
Prudential Financial Inc.	4.500%	11/15/20	24,055	26,351
7 QBE Insurance Group Ltd.	2.400%	5/1/18	8,185	8,255
7 Teachers Insurance & Annuity Association of America	4.900%	9/15/44	11,990	12,408
Travelers Cos. Inc.	5.800%	5/15/18	8,690	9,629
Travelers Cos. Inc.	5.900%	6/2/19	9,400	10,744
UnitedHealth Group Inc.	6.000%	2/15/18	22,000	24,249
UnitedHealth Group Inc.	3.875%	10/15/20	6,786	7,291
UnitedHealth Group Inc.	2.875%	3/15/22	2,346	2,360
UnitedHealth Group Inc.	2.875%	3/15/23	12,000	11,937
UnitedHealth Group Inc.	4.625%	7/15/35	21,295	22,654
UnitedHealth Group Inc.	6.625%	11/15/37	20,000	25,718
UnitedHealth Group Inc.	4.625%	11/15/41	36,010	36,927
UnitedHealth Group Inc.	4.250%	3/15/43	31,000	30,561
UnitedHealth Group Inc.	4.750%	7/15/45	19,035	20,106
Real Estate Investment Trusts (0.4%)
AvalonBay Communities Inc.	3.625%	10/1/20	17,315	18,125
Duke Realty LP	6.500%	1/15/18	4,819	5,297
HCP Inc.	6.000%	1/30/17	20,000	21,102
Liberty Property LP	6.625%	10/1/17	10,096	11,045
Realty Income Corp.	5.950%	9/15/16	9,940	10,362
Realty Income Corp.	5.750%	1/15/21	8,675	9,809
Simon Property Group LP	6.125%	5/30/18	6,625	7,328
Simon Property Group LP	4.375%	3/1/21	22,000	23,912
Simon Property Group LP	4.125%	12/1/21	12,946	13,926
7 WEA Finance LLC / Westfield UK & Europe Finance plc	1.750%	9/15/17	11,670	11,658
7 WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	17,715	17,755
				6,360,154
Industrial (22.1%)
Basic Industry (0.5%)
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	33,315	33,740
CF Industries Inc.	5.375%	3/15/44	28,635	27,847
LyondellBasell Industries NV	4.625%	2/26/55	28,625	24,182
Monsanto Co.	4.700%	7/15/64	7,025	6,140
Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	16,064
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	9,450	9,656
Rio Tinto Finance USA plc	2.000%	3/22/17	18,285	18,397
Rio Tinto Finance USA plc	1.625%	8/21/17	38,000	37,868
Rio Tinto Finance USA plc	2.250%	12/14/18	23,950	23,844
Rio Tinto Finance USA plc	3.500%	3/22/22	14,065	14,029
Capital Goods (1.7%)
3M Co.	6.375%	2/15/28	20,825	27,345
Caterpillar Financial Services Corp.	2.625%	3/1/23	39,500	39,055
Caterpillar Inc.	3.900%	5/27/21	32,880	35,399
Caterpillar Inc.	2.600%	6/26/22	9,575	9,392
Caterpillar Inc.	3.400%	5/15/24	19,475	19,468
Caterpillar Inc.	5.200%	5/27/41	19,770	21,738
Caterpillar Inc.	3.803%	8/15/42	20,469	18,770
Caterpillar Inc.	4.300%	5/15/44	4,085	3,987
Deere & Co.	4.375%	10/16/19	13,090	14,188
Dover Corp.	4.875%	10/15/15	10,000	10,012
Eaton Corp.	5.300%	3/15/17	20,000	21,148
Eaton Corp.	6.500%	6/1/25	10,000	11,937
General Dynamics Corp.	3.875%	7/15/21	9,950	10,649
General Electric Co.	2.700%	10/9/22	14,000	14,005
General Electric Co.	4.125%	10/9/42	7,940	7,833
General Electric Co.	4.500%	3/11/44	8,725	9,041
Honeywell International Inc.	4.250%	3/1/21	29,484	32,805
Illinois Tool Works Inc.	3.500%	3/1/24	42,775	44,082
John Deere Capital Corp.	2.000%	1/13/17	53,000	53,719

Wellesley Income Fund
John Deere Capital Corp.	3.350%	6/12/24	17,000	17,186

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lockheed Martin Corp.	2.125%	9/15/16	6,700	6,778
Lockheed Martin Corp.	2.900%	3/1/25	31,690	30,711
Parker-Hannifin Corp.	4.450%	11/21/44	14,290	14,964
Raytheon Co.	3.125%	10/15/20	10,000	10,478
7 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	45,820	48,075
7 Siemens Financieringsmaatschappij NV	2.900%	5/27/22	25,650	25,906
7 Siemens Financieringsmaatschappij NV	4.400%	5/27/45	28,495	29,831
United Technologies Corp.	4.500%	4/15/20	24,170	26,742
United Technologies Corp.	3.100%	6/1/22	10,095	10,238
United Technologies Corp.	4.500%	6/1/42	38,885	39,683
Communication (4.3%)
21st Century Fox America Inc.	4.500%	2/15/21	4,650	5,032
21st Century Fox America Inc.	6.200%	12/15/34	11,000	12,574
America Movil SAB de CV	3.125%	7/16/22	66,820	65,024
America Movil SAB de CV	6.125%	3/30/40	10,000	11,089
America Movil SAB de CV	4.375%	7/16/42	17,680	15,903
American Tower Corp.	3.450%	9/15/21	23,985	24,151
AT&T Inc.	2.950%	5/15/16	40,093	40,572
AT&T Inc.	1.400%	12/1/17	15,595	15,527
AT&T Inc.	2.300%	3/11/19	43,350	43,480
AT&T Inc.	3.875%	8/15/21	20,000	20,815
AT&T Inc.	4.500%	5/15/35	13,870	12,655
AT&T Inc.	6.500%	9/1/37	24,600	27,883
CBS Corp.	4.300%	2/15/21	22,710	24,163
Comcast Corp.	3.600%	3/1/24	15,490	16,054
Comcast Corp.	4.250%	1/15/33	15,060	14,934
Comcast Corp.	4.200%	8/15/34	18,620	18,360
Comcast Corp.	4.400%	8/15/35	22,290	22,589
Comcast Corp.	6.450%	3/15/37	20,000	25,333
Comcast Corp.	6.950%	8/15/37	45,000	59,265
Comcast Corp.	4.650%	7/15/42	7,260	7,464
Comcast Corp.	4.500%	1/15/43	20,000	20,160
Comcast Corp.	4.750%	3/1/44	16,635	17,329
Comcast Corp.	4.600%	8/15/45	26,430	26,998
7 COX Communications Inc.	5.875%	12/1/16	40,000	41,975
7 Cox Communications Inc.	4.800%	2/1/35	43,525	38,142
7 Deutsche Telekom International Finance BV	2.250%	3/6/17	14,240	14,433
Deutsche Telekom International Finance BV	8.750%	6/15/30	30,000	43,091
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	21,060	20,983
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	10,125	11,068
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	4,900	5,241
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	10,000	10,903
Discovery Communications LLC	5.625%	8/15/19	7,635	8,499
Discovery Communications LLC	5.050%	6/1/20	13,365	14,554
Discovery Communications LLC	3.250%	4/1/23	4,465	4,235
Grupo Televisa SAB	6.625%	1/15/40	13,805	15,231
Grupo Televisa SAB	5.000%	5/13/45	5,925	5,240
7 GTP Acquisition Partners I LLC	2.350%	6/15/20	18,745	18,836
Michigan Bell Telephone Co.	7.850%	1/15/22	23,750	29,143
7 NBCUniversal Enterprise Inc.	1.662%	4/15/18	47,135	47,307
7 NBCUniversal Enterprise Inc.	1.974%	4/15/19	84,070	84,342
NBCUniversal Media LLC	4.375%	4/1/21	26,000	28,474
Orange SA	9.000%	3/1/31	46,900	66,730
7 SBA Tower Trust	2.933%	12/15/17	28,850	29,560
7 Sky plc	2.625%	9/16/19	30,550	30,745
7 Sky plc	3.750%	9/16/24	35,911	35,452
Time Warner Cable Inc.	5.850%	5/1/17	70,000	74,290
Time Warner Cable Inc.	8.750%	2/14/19	915	1,075
Time Warner Cable Inc.	8.250%	4/1/19	11,944	13,938
Time Warner Entertainment Co. LP	8.375%	3/15/23	3,215	3,938
Time Warner Inc.	4.750%	3/29/21	13,000	14,164
Time Warner Inc.	6.250%	3/29/41	8,000	9,255
Verizon Communications Inc.	3.450%	3/15/21	15,585	15,952
Verizon Communications Inc.	3.500%	11/1/21	78,905	80,689

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	6.400%	9/15/33	62,160	71,197
	Verizon Communications Inc.	6.400%	2/15/38	23,000	26,360
	Verizon Communications Inc.	4.750%	11/1/41	28,730	26,745
	Verizon Communications Inc.	6.550%	9/15/43	71,200	84,113
	Verizon New Jersey Inc.	8.000%	6/1/22	14,585	18,046
	Verizon Virginia LLC	7.875%	1/15/22	16,000	19,716
	Viacom Inc.	6.250%	4/30/16	7,952	8,179
	Viacom Inc.	5.625%	9/15/19	10,000	11,009
	Vodafone Group plc	1.250%	9/26/17	37,000	36,788
	Vodafone Group plc	5.450%	6/10/19	26,000	28,807
	Walt Disney Co.	4.125%	6/1/44	18,320	18,400
	Consumer Cyclical (3.1%)
7	Alibaba Group Holding Ltd.	2.500%	11/28/19	12,515	12,305
	Amazon.com Inc.	2.500%	11/29/22	31,600	30,620
	Amazon.com Inc.	4.800%	12/5/34	15,995	16,422
	Amazon.com Inc.	4.950%	12/5/44	20,180	20,624
7	American Honda Finance Corp.	1.500%	9/11/17	15,750	15,805
7	American Honda Finance Corp.	1.600%	2/16/18	14,340	14,362
	American Honda Finance Corp.	2.125%	10/10/18	29,535	29,881
	AutoZone Inc.	4.000%	11/15/20	25,000	26,555
	AutoZone Inc.	3.700%	4/15/22	12,752	13,122
	AutoZone Inc.	3.125%	7/15/23	22,000	21,745
	CVS Health Corp.	5.750%	6/1/17	7,534	8,078
	CVS Health Corp.	2.750%	12/1/22	20,000	19,674
	CVS Health Corp.	4.875%	7/20/35	36,405	38,186
	CVS Health Corp.	5.125%	7/20/45	42,460	45,630
4,7	CVS Pass-Through Trust	5.926%	1/10/34	15,004	17,074
7	Daimler Finance North America LLC	3.000%	3/28/16	6,500	6,564
7	Daimler Finance North America LLC	2.625%	9/15/16	30,000	30,305
7	Daimler Finance North America LLC	2.250%	7/31/19	58,255	56,687
7	Daimler Finance North America LLC	2.450%	5/18/20	2,260	2,210
7	Daimler Finance North America LLC	3.875%	9/15/21	3,270	3,297
	eBay Inc.	1.350%	7/15/17	10,960	10,898
	Ford Motor Credit Co. LLC	2.375%	3/12/19	55,300	54,806
	Ford Motor Credit Co. LLC	3.157%	8/4/20	31,000	30,942
7	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	12,122	12,356
	Home Depot Inc.	4.400%	4/1/21	12,300	13,559
	Home Depot Inc.	2.700%	4/1/23	24,715	24,542
	Home Depot Inc.	4.400%	3/15/45	22,390	23,109
7	Hyundai Capital America	1.625%	10/2/15	13,520	13,520
	Johnson Controls Inc.	5.000%	3/30/20	29,000	31,635
	Johnson Controls Inc.	3.750%	12/1/21	25,000	25,651
	Lowe's Cos. Inc.	6.650%	9/15/37	5,000	6,490
	Lowe's Cos. Inc.	5.800%	4/15/40	10,280	12,307
	McDonald's Corp.	3.500%	7/15/20	21,760	22,966
	McDonald's Corp.	2.625%	1/15/22	10,175	9,984
	McDonald's Corp.	3.250%	6/10/24	4,400	4,379
7	Nissan Motor Acceptance Corp.	1.950%	9/12/17	42,355	42,778
7	Nissan Motor Acceptance Corp.	1.800%	3/15/18	38,400	38,488
7	Nissan Motor Acceptance Corp.	2.650%	9/26/18	17,180	17,544
	PACCAR Financial Corp.	1.600%	3/15/17	34,687	34,972
	Target Corp.	5.375%	5/1/17	5,000	5,348
	Target Corp.	6.000%	1/15/18	16,500	18,217
	Target Corp.	2.900%	1/15/22	11,850	12,093
	Toyota Motor Credit Corp.	2.050%	1/12/17	26,000	26,375
	Toyota Motor Credit Corp.	1.750%	5/22/17	22,000	22,232
	Toyota Motor Credit Corp.	1.250%	10/5/17	34,150	34,167
7	Volkswagen Group of America Finance LLC	2.450%	11/20/19	13,860	12,935
	Wal-Mart Stores Inc.	3.625%	7/8/20	75,000	80,899
	Wal-Mart Stores Inc.	3.250%	10/25/20	6,290	6,670
	Wal-Mart Stores Inc.	4.250%	4/15/21	15,000	16,610
	Wal-Mart Stores Inc.	2.550%	4/11/23	65,805	65,030
	Wal-Mart Stores Inc.	5.625%	4/15/41	52,780	63,658

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wal-Mart Stores Inc.	4.300%	4/22/44	4,025	4,119
	Consumer Noncyclical (7.5%)
	AbbVie Inc.	1.750%	11/6/17	28,485	28,569
	AbbVie Inc.	2.000%	11/6/18	34,395	34,504
	AbbVie Inc.	3.200%	11/6/22	6,900	6,855
	Actavis Funding SCS	3.000%	3/12/20	15,075	15,174
	Actavis Funding SCS	3.450%	3/15/22	34,660	34,217
	Actavis Funding SCS	3.800%	3/15/25	16,140	15,647
	Actavis Funding SCS	4.850%	6/15/44	28,150	25,925
	Altria Group Inc.	4.750%	5/5/21	40,806	44,454
	Altria Group Inc.	2.850%	8/9/22	1,835	1,799
	Altria Group Inc.	4.500%	5/2/43	15,940	15,239
	Amgen Inc.	3.625%	5/22/24	38,185	38,355
	Amgen Inc.	5.150%	11/15/41	27,515	28,485
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	6,635	7,796
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	9,732
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	79,200	88,488
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	2,800	3,055
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	49,836	47,653
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	6,610	5,751
	AstraZeneca plc	5.900%	9/15/17	50,000	54,499
	AstraZeneca plc	1.950%	9/18/19	12,435	12,500
4,7,8	Avery 2014 A 144A	1.815%	4/25/26	36,540	36,542
7	BAT International Finance plc	2.750%	6/15/20	17,600	17,902
7	BAT International Finance plc	3.250%	6/7/22	50,880	51,506
7	BAT International Finance plc	3.500%	6/15/22	7,440	7,649
7	Baxalta Inc.	5.250%	6/23/45	12,600	12,470
7	Bayer US Finance LLC	2.375%	10/8/19	6,140	6,219
7	Bayer US Finance LLC	3.000%	10/8/21	38,730	39,370
7	Bayer US Finance LLC	3.375%	10/8/24	9,425	9,476
	Becton Dickinson and Co.	1.750%	11/8/16	19,145	19,250
	Bestfoods	6.625%	4/15/28	25,000	32,412
	Biogen Inc.	2.900%	9/15/20	17,465	17,586
	Bristol-Myers Squibb Co.	3.250%	11/1/23	16,630	17,247
	Cardinal Health Inc.	1.700%	3/15/18	2,401	2,408
	Cardinal Health Inc.	2.400%	11/15/19	22,090	22,394
	Cardinal Health Inc.	3.200%	3/15/23	11,650	11,585
	Cardinal Health Inc.	3.500%	11/15/24	20,020	20,106
	Cardinal Health Inc.	4.500%	11/15/44	23,250	22,520
7	Cargill Inc.	6.000%	11/27/17	7,000	7,632
7	Cargill Inc.	6.125%	9/15/36	22,000	27,546
7	Cargill Inc.	6.625%	9/15/37	42,830	56,526
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,935	1,931
4	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	21,930	20,568
	Celgene Corp.	2.250%	5/15/19	5,145	5,202
	Celgene Corp.	3.550%	8/15/22	15,160	15,405
	Celgene Corp.	3.625%	5/15/24	11,980	11,919
	Coca-Cola Enterprises Inc.	2.000%	8/19/16	13,955	14,083
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,837
	Coca-Cola Enterprises Inc.	4.500%	9/1/21	14,785	16,230
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	25,332	25,727
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	28,000	28,829
	Colgate-Palmolive Co.	2.950%	11/1/20	25,000	26,414
	ConAgra Foods Inc.	1.900%	1/25/18	6,435	6,394
	Diageo Capital plc	5.500%	9/30/16	11,066	11,565
	Diageo Capital plc	2.625%	4/29/23	42,580	41,212
	Diageo Investment Corp.	2.875%	5/11/22	17,245	17,061
	Dignity Health	3.812%	11/1/24	9,060	9,296
	Dignity Health California GO	2.637%	11/1/19	4,480	4,567
	Eli Lilly & Co.	3.700%	3/1/45	20,040	18,779
7	EMD Finance LLC	2.950%	3/19/22	19,640	19,412
7	EMD Finance LLC	3.250%	3/19/25	39,545	38,647
	Express Scripts Holding Co.	2.650%	2/15/17	58,371	59,299

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Express Scripts Holding Co.	2.250%	6/15/19	14,030	14,006
Express Scripts Holding Co.	4.750%	11/15/21	10,000	10,734
Express Scripts Holding Co.	3.500%	6/15/24	11,530	11,305
7 Forest Laboratories Inc.	4.875%	2/15/21	7,125	7,695
General Mills Inc.	5.650%	2/15/19	6,850	7,621
8 General Mills Inc.	6.390%	2/5/23	50,000	58,210
Gilead Sciences Inc.	2.550%	9/1/20	15,245	15,323
Gilead Sciences Inc.	3.700%	4/1/24	21,420	21,915
Gilead Sciences Inc.	3.500%	2/1/25	28,575	28,768
Gilead Sciences Inc.	4.500%	2/1/45	28,465	27,349
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	25,750	25,452
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	18,247
GlaxoSmithKline Capital plc	2.850%	5/8/22	51,595	51,673
7 Grupo Bimbo SAB de CV	3.875%	6/27/24	15,640	15,266
7 Heineken NV	1.400%	10/1/17	7,495	7,491
7 Heineken NV	2.750%	4/1/23	22,335	21,868
7 Heineken NV	4.000%	10/1/42	1,260	1,160
7 Imperial Tobacco Finance plc	3.750%	7/21/22	16,995	17,020
Johnson & Johnson	6.730%	11/15/23	15,000	19,536
Kaiser Foundation Hospitals	3.500%	4/1/22	18,980	19,542
Kaiser Foundation Hospitals	4.875%	4/1/42	11,840	12,413
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	28,259
Kraft Foods Group Inc.	2.250%	6/5/17	10,085	10,198
7 Kraft Heinz Foods Co.	5.000%	7/15/35	7,370	7,663
7 Kraft Heinz Foods Co.	5.200%	7/15/45	8,205	8,629
Kroger Co.	2.200%	1/15/17	22,780	23,020
Kroger Co.	3.300%	1/15/21	13,605	13,964
Kroger Co.	3.850%	8/1/23	5,055	5,222
McKesson Corp.	3.250%	3/1/16	4,910	4,957
McKesson Corp.	2.700%	12/15/22	7,010	6,784
McKesson Corp.	2.850%	3/15/23	6,840	6,667
McKesson Corp.	3.796%	3/15/24	14,565	14,937
Medtronic Inc.	1.375%	4/1/18	16,225	16,182
Medtronic Inc.	2.500%	3/15/20	25,335	25,700
Medtronic Inc.	3.150%	3/15/22	46,380	47,076
Medtronic Inc.	3.625%	3/15/24	7,510	7,742
Medtronic Inc.	3.500%	3/15/25	62,791	64,087
Medtronic Inc.	4.375%	3/15/35	8,470	8,543
Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	10,430	9,603
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	11,505	12,740
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	6,535	6,032
Merck & Co. Inc.	3.875%	1/15/21	30,000	32,368
Merck & Co. Inc.	2.350%	2/10/22	24,825	24,472
Merck & Co. Inc.	2.800%	5/18/23	15,650	15,560
Merck & Co. Inc.	2.750%	2/10/25	38,000	37,004
Merck & Co. Inc.	4.150%	5/18/43	28,405	28,133
Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	20,066
Molson Coors Brewing Co.	3.500%	5/1/22	14,905	14,789
Molson Coors Brewing Co.	5.000%	5/1/42	13,220	11,667
Mondelez International Inc.	4.125%	2/9/16	15,000	15,168
New York and Presbyterian Hospital	4.024%	8/1/45	22,955	21,900
Novartis Capital Corp.	3.400%	5/6/24	46,115	47,734
Novartis Capital Corp.	4.400%	5/6/44	6,910	7,429
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	2,000	2,093
PepsiCo Inc.	3.125%	11/1/20	48,610	50,879
PepsiCo Inc.	4.000%	3/5/42	35,200	33,980
Pfizer Inc.	6.200%	3/15/19	28,600	32,672
Pfizer Inc.	3.000%	6/15/23	25,440	25,466
Philip Morris International Inc.	4.500%	3/26/20	25,000	27,406
Philip Morris International Inc.	4.125%	5/17/21	15,705	16,899
Philip Morris International Inc.	2.500%	8/22/22	13,250	12,926
Philip Morris International Inc.	2.625%	3/6/23	23,000	22,423
Philip Morris International Inc.	3.875%	8/21/42	22,785	21,117
4 Procter & Gamble - Esop	9.360%	1/1/21	13,405	16,188

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Procter & Gamble Co.	6.450%	1/15/26	25,000	32,031
Procter & Gamble Co.	5.550%	3/5/37	25,000	30,585
7 Roche Holdings Inc.	6.000%	3/1/19	16,422	18,662
7 Roche Holdings Inc.	2.875%	9/29/21	26,150	26,723
7 SABMiller Holdings Inc.	2.450%	1/15/17	15,100	15,308
7 SABMiller Holdings Inc.	3.750%	1/15/22	4,310	4,420
7 SABMiller Holdings Inc.	4.950%	1/15/42	5,700	5,802
7 SABMiller plc	6.500%	7/15/18	30,000	33,479
Sanofi	4.000%	3/29/21	36,275	39,224
St. Jude Medical Inc.	2.500%	1/15/16	18,175	18,265
Thermo Fisher Scientific Inc.	3.200%	3/1/16	9,330	9,416
Thermo Fisher Scientific Inc.	1.850%	1/15/18	18,975	19,020
Unilever Capital Corp.	4.250%	2/10/21	78,185	86,885
Wyeth LLC	5.950%	4/1/37	15,000	18,002
Energy (2.6%)
7 BG Energy Capital plc	2.875%	10/15/16	26,655	27,102
7 BG Energy Capital plc	4.000%	10/15/21	4,375	4,658
BP Capital Markets plc	2.248%	11/1/16	34,545	34,965
BP Capital Markets plc	4.750%	3/10/19	18,140	19,850
BP Capital Markets plc	2.315%	2/13/20	3,760	3,773
BP Capital Markets plc	4.500%	10/1/20	28,000	30,862
BP Capital Markets plc	4.742%	3/11/21	10,000	11,071
BP Capital Markets plc	3.062%	3/17/22	35,770	35,919
BP Capital Markets plc	3.245%	5/6/22	10,000	10,065
BP Capital Markets plc	2.500%	11/6/22	8,000	7,626
BP Capital Markets plc	3.994%	9/26/23	13,130	13,639
BP Capital Markets plc	3.814%	2/10/24	24,850	25,384
BP Capital Markets plc	3.506%	3/17/25	41,710	41,252
Chevron Corp.	3.191%	6/24/23	42,875	43,451
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	15,000	15,704
ConocoPhillips Co.	2.875%	11/15/21	11,870	11,833
ConocoPhillips Co.	3.350%	11/15/24	12,170	11,913
ConocoPhillips Co.	4.300%	11/15/44	48,640	46,022
ConocoPhillips Co.	7.000%	3/30/29	11,500	14,049
Devon Energy Corp.	5.000%	6/15/45	18,245	16,549
Dominion Gas Holdings LLC	3.550%	11/1/23	14,085	14,071
Encana Corp.	6.500%	5/15/19	24,150	26,491
Encana Corp.	6.500%	8/15/34	15,000	13,464
EOG Resources Inc.	5.625%	6/1/19	16,285	18,326
EOG Resources Inc.	2.625%	3/15/23	13,150	12,751
Halliburton Co.	3.500%	8/1/23	67,975	68,277
Occidental Petroleum Corp.	4.100%	2/1/21	27,466	29,588
Occidental Petroleum Corp.	2.700%	2/15/23	9,250	9,095
Phillips 66	4.875%	11/15/44	8,855	8,517
7 Schlumberger Investment SA	2.400%	8/1/22	20,765	20,130
Shell International Finance BV	4.375%	3/25/20	16,000	17,581
Shell International Finance BV	2.250%	1/6/23	34,620	33,104
Shell International Finance BV	4.125%	5/11/35	38,475	37,717
Shell International Finance BV	4.375%	5/11/45	55,475	55,116
Suncor Energy Inc.	3.600%	12/1/24	19,505	19,392
Suncor Energy Inc.	5.950%	12/1/34	13,000	14,503
Texaco Capital Inc.	8.625%	4/1/32	25,000	38,746
Total Capital International SA	1.550%	6/28/17	38,435	38,723
Total Capital International SA	2.700%	1/25/23	32,714	31,688
Total Capital International SA	3.750%	4/10/24	50,000	51,492
TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	32,833
TransCanada PipeLines Ltd.	2.500%	8/1/22	21,165	19,764
Other Industrial (0.2%)
7 Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	13,537
7 Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	19,660	20,151
7 Hutchison Whampoa International 14 Ltd.	3.625%	10/31/24	23,500	23,088
4 Johns Hopkins University Maryland GO	4.083%	7/1/53	24,695	24,576

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

Technology (1.4%)
Apple Inc.	2.850%	5/6/21	34,300	35,195
Apple Inc.	3.450%	5/6/24	31,140	32,111
Apple Inc.	3.850%	5/4/43	15,275	13,989
Apple Inc.	4.450%	5/6/44	4,035	4,016
Cisco Systems Inc.	4.450%	1/15/20	25,000	27,554
Cisco Systems Inc.	2.900%	3/4/21	10,700	10,982
EMC Corp.	1.875%	6/1/18	27,180	27,208
EMC Corp.	2.650%	6/1/20	11,090	11,197
EMC Corp.	3.375%	6/1/23	17,750	17,727
Intel Corp.	3.300%	10/1/21	10,000	10,455
International Business Machines Corp.	5.700%	9/14/17	41,710	45,356
International Business Machines Corp.	3.375%	8/1/23	61,300	62,656
International Business Machines Corp.	3.625%	2/12/24	22,800	23,463
International Business Machines Corp.	7.000%	10/30/25	25,000	32,115
Microsoft Corp.	3.000%	10/1/20	10,000	10,532
Microsoft Corp.	2.375%	2/12/22	19,865	19,819
Microsoft Corp.	3.625%	12/15/23	13,500	14,326
Microsoft Corp.	2.700%	2/12/25	23,890	23,358
Microsoft Corp.	4.500%	10/1/40	18,210	18,968
Oracle Corp.	5.000%	7/8/19	35,000	38,986
Oracle Corp.	2.500%	5/15/22	38,860	38,289
Oracle Corp.	2.950%	5/15/25	26,805	26,114
Oracle Corp.	6.125%	7/8/39	8,000	9,727
Transportation (0.8%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	7,225
7 ERAC USA Finance LLC	6.375%	10/15/17	36,290	39,646
7 ERAC USA Finance LLC	2.350%	10/15/19	12,165	12,156
7 ERAC USA Finance LLC	4.500%	8/16/21	10,270	11,116
7 ERAC USA Finance LLC	3.300%	10/15/22	745	742
7 ERAC USA Finance LLC	5.625%	3/15/42	31,000	33,449
7 ERAC USA Finance LLC	4.500%	2/15/45	3,775	3,520
FedEx Corp.	2.625%	8/1/22	14,760	14,452
FedEx Corp.	2.700%	4/15/23	15,810	15,178
FedEx Corp.	3.200%	2/1/25	12,425	12,059
FedEx Corp.	4.900%	1/15/34	15,540	16,192
FedEx Corp.	3.875%	8/1/42	4,505	3,917
FedEx Corp.	5.100%	1/15/44	26,055	27,386
Kansas City Southern Railway Co.	4.950%	8/15/45	32,290	32,698
Ryder System Inc.	2.500%	3/1/18	32,000	32,666
United Parcel Service Inc.	2.450%	10/1/22	17,095	16,788
United Parcel Service Inc.	4.875%	11/15/40	14,810	16,627
				8,779,104
Utilities (2.8%)
Electric (2.7%)
Alabama Power Co.	5.550%	2/1/17	11,765	12,377
Alabama Power Co.	3.750%	3/1/45	20,255	18,315
Ameren Illinois Co.	2.700%	9/1/22	58,000	57,226
Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	15,670
Baltimore Gas & Electric Co.	2.800%	8/15/22	26,250	25,983
Berkshire Hathaway Energy Co.	6.500%	9/15/37	35,000	43,909
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	62,528
Delmarva Power & Light Co.	3.500%	11/15/23	9,550	9,888
Dominion Resources Inc.	3.625%	12/1/24	23,850	23,795
Duke Energy Carolinas LLC	5.250%	1/15/18	20,980	22,797
Duke Energy Carolinas LLC	3.900%	6/15/21	11,045	11,890
Duke Energy Corp.	2.150%	11/15/16	35,000	35,400
Duke Energy Corp.	1.625%	8/15/17	34,840	34,977
Duke Energy Progress LLC	2.800%	5/15/22	20,140	20,268
Duke Energy Progress LLC	6.300%	4/1/38	1,625	2,124
Duke Energy Progress LLC	4.200%	8/15/45	27,055	27,615
Eversource Energy	4.500%	11/15/19	1,880	2,037
Eversource Energy	3.150%	1/15/25	6,775	6,623

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Florida Power & Light Co.	6.200%	6/1/36	22,452	28,835
	Florida Power & Light Co.	5.250%	2/1/41	29,745	34,952
	Florida Power & Light Co.	4.125%	2/1/42	20,000	20,213
	Georgia Power Co.	5.700%	6/1/17	50,000	53,548
	Georgia Power Co.	4.300%	3/15/42	25,835	23,771
	Mississippi Power Co.	4.250%	3/15/42	20,000	17,341
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	13,956
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	32,210	31,297
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	12,328
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	10,415	11,532
	Pacific Gas & Electric Co.	4.250%	5/15/21	8,335	9,030
	Pacific Gas & Electric Co.	2.450%	8/15/22	45,000	43,517
	Pacific Gas & Electric Co.	3.750%	8/15/42	35,460	32,062
	PacifiCorp	2.950%	6/1/23	14,835	14,840
	Potomac Electric Power Co.	6.500%	11/15/37	8,000	10,476
	PPL Electric Utilities Corp.	2.500%	9/1/22	12,830	12,547
	PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,458
	Progress Energy Inc.	3.150%	4/1/22	20,800	20,722
	Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	10,662
	Puget Sound Energy Inc.	4.434%	11/15/41	19,880	20,632
	South Carolina Electric & Gas Co.	4.350%	2/1/42	29,880	29,242
	South Carolina Electric & Gas Co.	5.100%	6/1/65	19,550	20,583
	Southern California Edison Co.	5.500%	8/15/18	31,730	35,191
	Southern California Edison Co.	3.875%	6/1/21	24,860	26,758
	Southern California Edison Co.	2.400%	2/1/22	8,270	8,168
	Southern California Edison Co.	3.600%	2/1/45	8,160	7,495
	Tampa Electric Co.	2.600%	9/15/22	20,205	19,758
	Virginia Electric & Power Co.	5.950%	9/15/17	50,000	54,489
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	16,958
	Natural Gas (0.1%)
	NiSource Finance Corp.	6.400%	3/15/18	19,895	22,112
	NiSource Finance Corp.	4.800%	2/15/44	8,500	8,824
					1,108,719

Total Corporate Bonds (Cost $15,567,498)					16,247,977

Sovereign Bonds (U.S. Dollar-Denominated) (1.7%)
7	Abu Dhabi National Energy Co. PJSC	5.875%	10/27/16	10,000	10,468
7	CDP Financial Inc.	4.400%	11/25/19	22,000	24,233
7	Electricite de France SA	4.600%	1/27/20	31,972	35,177
7	Electricite de France SA	4.875%	1/22/44	2,910	3,096
4,7	Electricite de France SA	5.250%	1/29/49	19,510	18,827
4,7	Electricite de France SA	5.625%	12/29/49	33,850	33,173
	Korea Development Bank	2.875%	8/22/18	32,285	33,116
	Korea Development Bank	2.500%	3/11/20	62,550	63,413
	Province of New Brunswick	5.200%	2/21/17	30,000	31,813
	Province of Ontario	4.400%	4/14/20	48,000	53,551
7	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	51,685	51,152
7	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	51,685	49,325
7	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	41,455	42,235
	Statoil ASA	3.125%	8/17/17	33,000	34,172
	Statoil ASA	5.250%	4/15/19	8,895	9,894
	Statoil ASA	2.250%	11/8/19	16,095	16,302
	Statoil ASA	2.900%	11/8/20	22,450	23,145
	Statoil ASA	2.750%	11/10/21	23,500	23,694
	Statoil ASA	2.450%	1/17/23	10,840	10,367
	Statoil ASA	2.650%	1/15/24	10,105	9,643
	Statoil ASA	3.700%	3/1/24	20,035	20,538
	Statoil ASA	3.250%	11/10/24	22,425	22,156
7	Temasek Financial I Ltd.	2.375%	1/23/23	39,070	38,837
	United Mexican States	3.500%	1/21/21	11,250	11,412
	United Mexican States	3.600%	1/30/25	19,710	19,335

Total Sovereign Bonds (Cost $672,796)					689,074

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

Taxable Municipal Bonds (3.2%)
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	33,860	45,017
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	21,175	29,032
California GO	5.700%	11/1/21	15,655	18,489
California GO	7.550%	4/1/39	45,525	65,795
California GO	7.300%	10/1/39	4,460	6,168
California GO	7.625%	3/1/40	2,345	3,369
California GO	7.600%	11/1/40	22,525	33,049
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	5,190
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	14,590	16,243
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	13,390	16,560
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	11,350	12,764
Chicago Transit Authority	6.899%	12/1/40	21,835	24,555
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	29,414
District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	7,842
Duke University North Carolina Revenue	5.850%	4/1/37	62,165	77,344
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	32,681	38,304
Houston TX GO	6.290%	3/1/32	22,245	27,274
Illinois GO	5.100%	6/1/33	45,435	42,582
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	16,525	20,499
Kansas Development Finance Authority Revenue	4.927%	4/15/45	47,000	44,909
Los Angeles CA Community College District GO	6.750%	8/1/49	12,915	17,849
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	10,055	12,404
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	28,590	38,503
Los Angeles CA Unified School District GO	5.750%	7/1/34	30,000	35,933
Louisville & Jefferson County KY Metropolitan Sewer
District Sewer & Drainage System Revenue	6.250%	5/15/43	11,000	13,970
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	12,005	14,707
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	15,000	18,341
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	40,066
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	2,679
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	1,805	2,018
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	12,820	16,370
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	5,600	7,328
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,527
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,940	21,387
New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	36,067
North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,790	43,031
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	14,510	18,308
9 Oregon School Boards Association GO	4.759%	6/30/28	15,000	16,525
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	9,605	11,731
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	6,968
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	58,000	56,049
President & Fellows of Harvard College Massachusetts
GO	6.300%	10/1/37	68,000	69,955
Princeton University New Jersey GO	5.700%	3/1/39	13,020	16,835
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	7,893
Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	14,295
University of California	3.931%	5/15/45	18,275	17,440
University of California Regents General Revenue	4.601%	5/15/31	19,390	20,914

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of California Regents Medical Center
Revenue	6.548%	5/15/48	16,165	20,650
University of California Regents Medical Center
Revenue	6.583%	5/15/49	20,890	26,815
University of California Revenue	5.770%	5/15/43	23,675	29,029
University of California Revenue	4.765%	5/15/44	4,740	4,985
Utah GO	3.289%	7/1/20	21,900	23,358
10 Wisconsin GO	5.700%	5/1/26	9,000	10,593

Total Taxable Municipal Bonds (Cost $1,128,071)				1,260,922

			Shares

Common Stocks (35.8%)
Consumer Discretionary (1.0%)
McDonald's Corp.			2,583,120	254,515
Thomson Reuters Corp.			3,315,910	133,498
				388,013
Consumer Staples (4.9%)
Kraft Heinz Co.			5,094,386	359,562
Coca-Cola Co.			6,360,700	255,191
British American Tobacco plc			4,567,612	252,024
Philip Morris International Inc.			2,523,900	200,221
Altria Group Inc.			3,348,310	182,148
Procter & Gamble Co.			2,457,860	176,818
Sysco Corp.			4,064,040	158,376
Diageo plc ADR			1,191,600	128,443
PepsiCo Inc.			1,129,460	106,508
Kimberly-Clark Corp.			975,620	106,382
				1,925,673
Energy (4.0%)
Exxon Mobil Corp.			6,323,770	470,172
Chevron Corp.			4,514,860	356,132
Occidental Petroleum Corp.			4,177,800	276,362
Suncor Energy Inc.			8,447,000	225,704
Phillips 66			1,999,900	153,672
Enbridge Inc.			3,225,800	119,774
				1,601,816
Financials (5.4%)
Wells Fargo & Co.			12,360,362	634,705
JPMorgan Chase & Co.			8,801,550	536,630
BlackRock Inc.			874,580	260,161
M&T Bank Corp.			1,751,200	213,559
ACE Ltd.			1,869,100	193,265
MetLife Inc.			3,996,300	188,425
National Bank of Canada			3,894,100	124,308
				2,151,053
Health Care (5.2%)
Merck & Co. Inc.			10,435,690	515,419
Johnson & Johnson			5,343,330	498,800
Pfizer Inc.			13,333,497	418,805
AstraZeneca plc ADR			7,289,320	231,946
Roche Holding AG			610,112	161,967
Bristol-Myers Squibb Co.			2,484,600	147,088
Novartis AG			933,258	85,778
				2,059,803
Industrials (4.1%)
General Electric Co.			17,650,020	445,134
Eaton Corp. plc			5,759,030	295,438
Lockheed Martin Corp.			946,150	196,146
Waste Management Inc.			3,315,280	165,134
Caterpillar Inc.			2,424,200	158,446

Wellesley Income Fund

				Market
				Value
			Shares	($000)
United Parcel Service Inc. Class B			1,369,150	135,121
3M Co.			817,500	115,897
Schneider Electric SE			1,848,073	103,491
				1,614,807
Information Technology (5.2%)
Microsoft Corp.			14,582,090	645,403
Cisco Systems Inc.			16,007,120	420,187
Intel Corp.			12,898,210	388,752
Analog Devices Inc.			4,467,180	251,994
International Business Machines Corp.			950,500	137,794
Maxim Integrated Products Inc.			3,979,980	132,931
Texas Instruments Inc.			1,983,650	98,231
				2,075,292
Materials (1.2%)
^ Dow Chemical Co.			3,690,880	156,493
^ Agrium Inc.			1,499,869	134,238
Nucor Corp.			2,786,750	104,643
International Paper Co.			1,860,220	70,298
				465,672
Telecommunication Services (1.5%)
Verizon Communications Inc.			10,221,356	444,731
BCE Inc.			4,163,600	170,413
				615,144
Utilities (3.3%)
Duke Energy Corp.			4,274,200	307,486
Xcel Energy Inc.			8,076,760	285,998
National Grid plc			20,163,950	280,830
Dominion Resources Inc.			3,695,500	260,089
Eversource Energy			3,811,760	192,951
				1,327,354

Total Common Stocks (Cost $11,522,997)				14,224,627

	Coupon

Temporary Cash Investments (1.6%)
Money Market Fund (0.5%)
11,12 Vanguard Market Liquidity Fund	0.189%		199,632,000	199,632

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000
Repurchase Agreements (0.5%)
Bank of America Securities, LLC (Dated 9/30/15,
Repurchase Value $44,600,000, collateralized by
Government National Mortgage Assn. 3.500%,
9/20/45, with a value of $45,492,000)	0.120%	10/1/15	44,600	44,600
Deutsche Bank Securities, Inc. (Dated 9/30/15,
Repurchase Value $800,000, collateralized by
Federal National Mortgage Assn. 6.030%, 10/8/27,
with a value of $816,200)	0.120%	10/1/15	800	800
HSBC Bank USA (Dated 9/30/15, Repurchase Value
$162,900,000, collateralized by Federal National
Mortgage Assn. 2.500%-5.500%, 10/1/27-10/1/42,
with a value of $166,161,000)	0.090%	10/1/15	162,900	162,900
RBC Capital Markets LLC (Dated 9/30/15, Repurchase
Value $300,000, collateralized by Federal Home
Loan Mortgage Corp. 2.184%, 8/1/43, with a value of
$306,000)	0.100%	10/1/15	300	300

Wellesley Income Fund

Face	Market
Maturity	Amount	Value
Coupon	Date	($000)	($000)
RBS Securities, Inc. (Dated 9/30/15, Repurchase Value
$3,300,000, collateralized by U.S. Treasury
Note/Bond 2.125%, 5/15/25, with a value of
$3,368,000)	0.100%	10/1/15	3,300	3,300
211,900
U.S. Government and Agency Obligations (0.6%)
3	Federal Home Loan Bank Discount Notes	0.140%	10/30/15	100,000	99,990
3	Federal Home Loan Bank Discount Notes	0.220%	11/18/15	15,681	15,678
3	Federal Home Loan Bank Discount Notes	0.200%	11/23/15	109,319	109,258
224,926
Total Temporary Cash Investments (Cost $636,484)	636,458
Total Investments (99.7%) (Cost $35,908,514)	39,571,700

Amount
($000)
Other Assets and Liabilities (0.3%)[12,13]
Other Assets
Investment in Vanguard	3,605
Receivables for Investment Securities Sold	472,701
Receivables for Accrued Income	241,697
Receivables for Capital Shares Issued	16,284
Other Assets	35,503
Total Other Assets	769,790
Liabilities
Payables for Investment Securities Purchased	(358,187)
Collateral for Securities on Loan	(199,632)
Payables to Investment Advisor	(5,768)
Payables for Capital Shares Redeemed	(25,185)
Payables to Vanguard	(46,713)
Other Liabilities	(6,110)
Total Liabilities	(641,595)
Net Assets (100%)	39,699,895

Wellesley Income Fund

At September 30, 2015, net assets consisted of:

Amount
($000)
Paid-in Capital	35,265,611
Overdistributed Net Investment Income	(2,266)
Accumulated Net Realized Gains	784,521
Unrealized Appreciation (Depreciation)
Investment Securities	3,663,186
Futures Contracts	(10,603)
Swap Contracts	(132)
Foreign Currencies	(422)
Net Assets	39,699,895

Investor Shares—Net Assets
Applicable to 470,041,136 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)	11,616,869
Net Asset Value Per Share—Investor Shares	$24.71

Admiral Shares—Net Assets
Applicable to 469,087,444 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)	28,083,026
Net Asset Value Per Share—Admiral Shares	$59.87

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $199,600,000.
1 Securities with a value of $5,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 Securities with a value of $748,000 have been segregated as collateral for open over-the-counter swap contracts.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2015.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate value of these securities was $3,489,920,000, representing 8.8% of net assets.
8 Adjustable-rate security.
9 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
10 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
11 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12 Includes $199,632,000 of collateral received for securities on loan.
13 Cash of $11,826,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.

Wellesley Income Fund

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
	($000)	($000)
Investment Income
Income
Dividends[1]	545,891	485,611
Interest	881,915	811,333
Securities Lending—Net	4,819	3,096
Total Income	1,432,625	1,300,040
Expenses
Investment Advisory Fees—Note B
Basic Fee	23,988	22,190
Performance Adjustment	51	333
The Vanguard Group—Note C
Management and Administrative—Investor Shares	18,640	18,658
Management and Administrative—Admiral Shares	28,214	25,586
Marketing and Distribution—Investor Shares	2,817	2,276
Marketing and Distribution—Admiral Shares	2,579	3,212
Custodian Fees	371	382
Auditing Fees	34	33
Shareholders' Reports—Investor Shares	239	210
Shareholders' Reports—Admiral Shares	178	125
Trustees' Fees and Expenses	54	67
Total Expenses	77,165	73,072
Net Investment Income	1,355,460	1,226,968
Realized Net Gain (Loss)
Investment Securities Sold[2]	495,319	1,070,107
Futures Contracts	(39,010)	(45,267)
Swap Contracts	(153)	(72)
Foreign Currencies and Forward Currency Contracts	(4,169)	(1,522)
Realized Net Gain (Loss)	451,987	1,023,246
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,987,245	(1,822,431)
Futures Contracts	10,018	(11,434)
Swap Contracts	132	(53)
Foreign Currencies and Forward Currency Contracts	51	335
Change in Unrealized Appreciation (Depreciation)	2,997,446	(1,833,583)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,804,893	416,631

1For the years ended September 30, 2016 and September 30, 2015, dividends are net of foreign withholding taxes of $7,108,000 and $6,732,000, respectively.
2For the years ended September 30, 2016 and September 30, 2015, realized net gain (loss) from an affiliated company of the fund was $32,000 and $0, respectively.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,355,460	1,226,968
Realized Net Gain (Loss)	451,987	1,023,246
Change in Unrealized Appreciation (Depreciation)	2,997,446	(1,833,583)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,804,893	416,631
Distributions
Net Investment Income
Investor Shares	(377,189)	(363,028)
Admiral Shares	(947,720)	(866,602)
Realized Capital Gain[1]
Investor Shares	(287,414)	(212,146)
Admiral Shares	(695,059)	(484,421)
Total Distributions	(2,307,382)	(1,926,197)
Capital Share Transactions
Investor Shares	1,823,397	234,117
Admiral Shares	5,831,697	1,989,823
Net Increase (Decrease) from Capital Share Transactions	7,655,094	2,223,940
Total Increase (Decrease)	10,152,605	714,374
Net Assets
Beginning of Period	39,699,895	38,985,521
End of Period[2]	49,852,500	39,699,895

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $24,043,000 and $35,445,000, respectively.
Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $27,078,000 and
($2,266,000).

See accompanying Notes, which are an integral part of Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares
For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$24.71	$25.65	$24.82	$24.47	$21.82
Investment Operations
Net Investment Income	.761	.760	.811	.752	.787
Net Realized and Unrealized Gain
(Loss) on Investments	2.014	(.487)	1.491	.688	2.648
Total from Investment Operations	2.775	.273	2.302	1.440	3.435
Distributions
Dividends from Net Investment
Income	(.746)	(.761)	(.793)	(.755)	(.785)
Distributions from Realized Capital
Gains	(.609)	(.452)	(.679)	(.335)	—
Total Distributions	(1.355)	(1.213)	(1.472)	(1.090)	(.785)
Net Asset Value, End of Period	$26.13	$24.71	$25.65	$24.82	$24.47

Total Return[1]	11.58%	1.03%	9.54%	6.02%	15.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,175	$11,617	$11,830	$11,431	$11,916
Ratio of Total Expenses to Average
Net Assets[2]	0.22%	0.23%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.02%	2.96%	3.19%	3.03%	3.39%
Portfolio Turnover Rate	31%[3]	59%[3]	109%[3]	36%[3]	33%[3]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%,
0.01%, 0.00%, and 0.01%.
3 Includes 15%, 18%, 23%, 3%, and 26% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements

Wellesley Income Fund

Financial Highlights

Admiral Shares
For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$59.87	$62.14	$60.12	$59.29	$52.86
Investment Operations
Net Investment Income	1.887	1.884	2.010	1.867	1.949
Net Realized and Unrealized Gain
(Loss) on Investments	4.868	(1.171)	3.623	1.646	6.425
Total from Investment Operations	6.755	.713	5.633	3.513	8.374
Distributions
Dividends from Net Investment
Income	(1.850)	(1.888)	(1.967)	(1.871)	(1.944)
Distributions from Realized Capital
Gains	(1.475)	(1.095)	(1.646)	(.812)	—
Total Distributions	(3.325)	(2.983)	(3.613)	(2.683)	(1.944)
Net Asset Value, End of Period	$63.30	$59.87	$62.14	$60.12	$59.29

Total Return[1]	11.64%	1.11%	9.64%	6.06%	16.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$35,678	$28,083	$27,156	$22,705	$20,561
Ratio of Total Expenses to Average
Net Assets[2]	0.15%	0.16%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	3.09%	3.03%	3.26%	3.10%	3.46%
Portfolio Turnover Rate	31%[3]	59%[3]	109%[3]	36%[3]	33%[3]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.01%, 0.00%, and
0.01%.
3 Includes 15%, 18%, 23%, 3%, and 26% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund's pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund's pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The

Wellesley Income Fund

primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund's performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the years ended September 30, 2016 and September 30, 2015, the fund's average investments in long and short futures contracts represented 1% and 3%, and 1% and 4% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended September 30, 2016, the fund's average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. At September 30, 2015, the fund had no open forward currency contracts.

Wellesley Income Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund's maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the years ended September 30, 2016 and September 30, 2015, the fund's average amounts of investments in credit protection sold and credit protection purchased each

Wellesley Income Fund

represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

7. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities.

The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund's portfolio turnover rate.

Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets.

8. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

9. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund's tax

Wellesley Income Fund

positions taken for all open federal income tax years (September 30, 2013-2016), and has concluded that no provision for federal income tax is required in the fund's financial statements. 10. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

11. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

12. Credit Facility: During the year ended September 30, 2016, the fund and certain other funds managed by The Vanguard Group (“Vanguard”) participated in a $3.1 billion committed credit facility, provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. During the year ended September 30, 2016, such credit facility was increased from $3 billion to $3.1 billion. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund's regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund's board of trustees and included in Management and Administrative expenses on the fund's Statement of Operations. During the year ended September 30, 2016, such fees were increased from 0.06% to 0.10%. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, at September 30, 2015, or at any time during the period then ended.

13. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of

Wellesley Income Fund

trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to a combined index comprising the Bloomberg Barclays U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index. For the years ended September 30, 2016 and September 30, 2015, the investment advisory fee represented an effective annual basic rate of 0.05% and 0.05%, respectively, of the fund's average net assets before an increase of $51,000 (0.00%) and $333,000 (0.00%), respectively, based on performance.

C. In accordance with the terms of a fund's Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund's liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. For the years ended September 30, 2016 and September 30, 2015, the fund had contributed to Vanguard capital in the amount of $3,813,000 and $3,605,000, respectively, representing 0.01% of the fund’s net assets at each respective year-end, and 1.53% and 1.44%, respectively, of Vanguard’s capitalization. The fund's trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund's own assumptions used to determine the fair value of investments).

Wellesley Income Fund

The following table summarizes the market value of the fund's investments as of September 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,472,817	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,207,603	—
Corporate Bonds	—	21,163,986	—
Sovereign Bonds	—	1,422,452	—
Taxable Municipal Bonds	—	1,391,321	—
Common Stocks	16,919,108	1,144,937	—
Temporary Cash Investments	380,962	738,088	—
Futures Contracts—Assets[1]	2,150	—	—
Futures Contracts—Liabilities[1]	(592)	—	—
Forward Currency Contracts—Assets	—	1,017	—
Forward Currency Contracts—Liabilities	—	(1,105)	—
Total	17,301,628	32,541,116	—
1 Represents variation margin on the last day of the reporting period.

The following table summarizes the market value of the fund's investments as of September 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,254,911	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,257,731	—
Corporate Bonds	—	16,247,977	—
Sovereign Bonds	—	689,074	—
Taxable Municipal Bonds	—	1,260,922	—
Common Stocks	13,340,538	884,089	—
Temporary Cash Investments	199,632	436,826	—
Futures Contracts—Assets[1]	960	—	—
Futures Contracts—Liabilities[1]	(89)	—	—
Swap Contracts—Liabilities	—	(132)	—
Total	13,541,041	26,031,398	—
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

Wellesley Income Fund

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	2,150	1,017	---	3,167
Liabilities	(592)	(1,105)	---	(1,697)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2016, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(39,010)	—	—	(39,010)
Swap Contracts	—	—	(153)	(153)
Forward Currency Contracts	—	(3,043)	—	(3,043)
Realized Net Gain (Loss) on Derivatives	(39,010)	(3,043)	(153)	(42,206)

Change in Unrealized Appreciation (Depreciation) on
Derivatives
Futures Contracts	10,018	—	—	10,018
Swap Contracts	—	—	132	132
Forward Currency Contracts	—	(88)	—	(88)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	10,018	(88)	132	10,062

At September 30, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	960	—	—	960
Liabilities	(89)	—	(132)	(221)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2015, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(45,267)	—	—	(45,267)
Swap Contracts	—	—	(72)	(72)
Realized Net Gain (Loss) on Derivatives	(45,267)	—	(72)	(45,339)

Wellesley Income Fund

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(11,434)	—	—	(11,434)
Swap Contracts	—	—	(53)	(53)
Change in Unrealized Appreciation (Depreciation) on
Derivatives	(11,434)	—	(53)	(11,487)

At September 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)

		Number of	Aggregate	Unrealized
		Long (Short)	Settlement Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	December 2016	(10,194)	(1,238,730)	(404)
10-Year U.S. Treasury Note	December 2016	1,404	184,099	(181)
				(585)

At September 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)

		Number of	Aggregate	Unrealized
		Long (Short)	Settlement Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	December 2015	(5,242)	(631,743)	(4,602)
10-Year U.S. Treasury Note	December 2015	(3,405)	(438,341)	(4,741)
2-Year U. S. Treasury Note	December 2015	1,427	312,558	320
Ultra-Long U. S. Treasury Bond	December 2015	(771)	(123,673)	(1,580)
				(10,603)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At September 30, 2016, the fund had no open swap contracts.

Wellesley Income Fund

At September 30, 2015, the fund had the following open swap contracts:
Credit Default Swaps
				Remaining	Periodic
				Up-Front Fee	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date Counterparty		($000)	($000)	(%)	($000)
Credit Protection Purchased
General Mills Inc.	3/20/18	DBAG	25,000	445	(1.000)	(132)
DBAG—Deutsche Bank AG.

At September 30, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

		Contract Amount (000)
						Unrealized
	Contract					Appreciation
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	11/28/16	USD	76,900	JPY	7,700,000	781
Citbank, N.A.	11/14/16	USD	77,200	JPY	7,800,000	135
J.P. Morgan Securities, Inc.	1/3/17	USD	78,037	GBP	60,000	101
Citbank, N.A.	10/11/16	USD	73,335	JPY	7,530,000	(956)
J.P. Morgan Securities, Inc.	12/12/16	USD	68,423	JPY	6,930,000	(141)
Citbank, N.A.	12/12/16	USD	9,589	JPY	970,000	(8)
						(88)
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At September 30, 2015, the fund had no open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the years ended September 30, 2016 and September 30, 2015, the fund realized net foreign currency losses of $1,126,000 and $1,522,000, respectively, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Wellesley Income Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, at September 30, 2016 and September 30, 2015, the fund has reclassified $43,282,000 and $98,631,000, respectively, from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund's swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund's income dividends to shareholders is offset by a change in principal return. For the year ended September 30, 2016, realized losses of $81,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income. For the year ended September 30, 2015, realized losses of $72,000 on swap contracts have been reclassified from accumulated net realized gains to overdistributed net investment income.

For tax purposes, at September 30, 2016 and September 30, 2015, the fund had $79,372,000 and $65,718,000, respectively, of ordinary income and $283,603,000 and $863,128,000, respectively, of long-term capital gains available for distribution.

At September 30, 2016 and September 30, 2015, the cost of investment securities for tax purposes was $43,268,952,000 and $36,020,493,000, respectively. Net unrealized appreciation of investment securities for tax purposes was:

			($000)
			Net Unrealized
	Appreciated	Depreciated	Appreciation/
	Securities	Securities	(Depreciation)
2016	6,713,732	(141,410)	6,572,322
2015	4,121,721	(570,514)	3,551,207

G. During the years ended September 30, 2016, and September 30, 2015, purchases and sales of investment securities, other than U.S. government securities and temporary cash investments were:

	($000)	($000)
	Purchases	Sales
2016	9,460,439	3,447,571
2015	7,351,466	5,599,765

During the years ended September 30, 2016 and September 30, 2015, purchases and sales of U.S. government securities were:

	($000)	($000)
	Purchases	Sales
2016	9,974,240	9,876,731
2015	18,001,586	17,676,059

H. Capital share transactions for each class of shares were:

Wellesley Income Fund

	Year Ended September 30,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	4,057,945	159,483	2,790,645	108,693
Issued in Lieu of Cash Distributions	617,931	24,749	533,871	21,110
Redeemed	(2,852,479)	(111,845)	(3,090,399)	(120,906)
Net Increase (Decrease)—Investor Shares	1,823,397	72,387	234,117	8,897
Admiral Shares
Issued	7,759,727	125,566	4,879,493	78,584
Issued in Lieu of Cash Distributions	1,453,985	24,026	1,195,682	19,521
Redeemed	(3,382,015)	(55,064)	(4,085,352)	(65,999)
Net Increase (Decrease)—Admiral Shares	5,831,697	94,528	1,989,823	32,106

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.